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                                      LOGO

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                  Venture Vision(R) Variable Annuity Prospectus
                           PREVIOUSLY ISSUED CONTRACTS
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                                   May 2, 2011

This Prospectus describes interests in VENTURE VISION(R) deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vision(R) Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

                                                                                            JOHN HANCOCK VARIABLE INSURANCE
JOHN HANCOCK VARIABLE INSURANCE TRUST        JOHN HANCOCK VARIABLE INSURANCE TRUST          TRUST
500 Index Trust(1)                           Equity-Income Trust(5)                         Real Estate Securities Trust
Active Bond Trust(1)                         Financial Services Trust                       Real Return Bond Trust(1)
All Cap Core Trust(1)                        Franklin Templeton Founding Allocation Trust   Science & Technology Trust
All Cap Value Trust(1)                       Fundamental Value Trust                        Short Term Government Income Trust
American Asset Allocation Trust              Global Trust(1)                                Small Cap Growth Trust
American Blue Chip Income and Growth         Global Bond Trust                              Small Cap Index Trust(1)
Trust(1)                                     Health Sciences Trust                          Small Cap Opportunities Trust
American Bond Trust                          High Yield Trust(3,4)                          Small Cap Value Trust
American Fundamental Holdings Trust          International Core Trust                       Small Company Value Trust
American Global Diversification Trust        International Equity Index Trust A(1)          Smaller Company Growth Trust
American Global Growth Trust                 International Opportunities Trust              Strategic Income Opportunities
American Global Small Capitalization Trust   International Small Company Trust              Trust(1,2)
American Growth Trust                        International Value Trust                      Total Bond Market Trust A
American Growth-Income Trust                 Investment Quality Bond Trust                  Total Return Trust
American High-Income Bond Trust              Large Cap Trust(1)                             Total Stock Market Index Trust(1)
American International Trust                 Lifestyle Aggressive Trust                     Ultra Short Term Bond Trust
American New World Trust                     Lifestyle Balanced Trust                       Utilities Trust(1)
Blue Chip Growth Trust                       Lifestyle Conservative Trust                   Value Trust
Capital Appreciation Trust                   Lifestyle Growth Trust
Capital Appreciation Value Trust             Lifestyle Moderate Trust                       BLACKROCK VARIABLE
Core Allocation Trust                        Mid Cap Index Trust(1)                         SERIES FUNDS, INC.(6)
Core Allocation Plus Trust                   Mid Cap Stock Trust                            BlackRock Basic Value V. I. Fund
Core Balanced Trust                          Mid Value Trust(1)                             BlackRock Value Opportunities V.
Core Bond Trust(1)                           Money Market Trust                             I. Fund
Core Disciplined Diversification             Natural Resources Trust                        BlackRock Global Allocation V. I.
Core Fundamental Holdings                    Optimized All Cap Trust(1)                     Fund
Core Global Diversification                  Optimized Value Trust(1)
Core Strategy Trust                                                                         PIMCO VARIABLE INSURANCE TRUST
Disciplined Diversification Trust                                                           PIMCO VIT All Asset Portfolio



  (1) Not available with Venture Vision(R) Contracts issued on or after February 12, 2007 and later.
  (2) Successor to "Strategic Bond Trust."
  (3) Successor to "U.S. High Yield Bond Trust."
  (4) Successor to "High Income Trust."
  (5) Successor to "Large Cap Value Trust."
  (6) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)           JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES                                 JOHN HANCOCK ANNUITIES
SERVICE CENTER             MAILING ADDRESS             SERVICE CENTER              MAILING ADDRESS
164 Corporate Drive        Post Office Box 9505        164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815  Portsmouth, NH 03802-9505   Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(800) 344-1029             www.jhannuities.com         (800) 551-2078              www.jhannuitiesnewyork.com

                                Table of Contents

I. GLOSSARY......................................................  1
II. OVERVIEW.....................................................  5
III. FEE TABLES..................................................  9
  EXAMPLES.......................................................  11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  20
  THE COMPANIES..................................................  20
  THE SEPARATE ACCOUNTS..........................................  20
  THE PORTFOLIOS.................................................  21
  VOTING INTEREST................................................  33
V. DESCRIPTION OF THE CONTRACT...................................  34
  ELIGIBLE PLANS.................................................  34
     Eligibility Restrictions....................................  34
  ACCUMULATION PERIOD PROVISIONS.................................  34
     Purchase Payments...........................................  34
     Accumulation Units..........................................  35
     Value of Accumulation Units.................................  36
     Net Investment Factor.......................................  36
     Transfers Among Investment Options..........................  36
     Maximum Number of Investment Options........................  37
     Telephone and Electronic Transactions.......................  37
     Special Transfer Services - Dollar Cost Averaging Program...  38
     Special Transfer Services - Asset Rebalancing Program.......  38
     Withdrawals.................................................  39
     Signature Guarantee Requirements for Surrenders and
     Withdrawals.................................................  40
     Special Withdrawal Services - The Income Plan...............  40
     Special Withdrawal Services - The Income Made Easy Program..  40
     Optional Guaranteed Minimum Withdrawal
     Benefits....................................................  40
     Death Benefit During Accumulation Period....................  41
     Optional Enhanced Death Benefits............................  46
  PAY-OUT PERIOD PROVISIONS......................................  46
     General.....................................................  46
     Annuity Options.............................................  47
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  50
     Annuity Units and the Determination of Subsequent Variable
     Annuity Payments............................................  50
     Transfers During Pay-out Period.............................  51
     Death Benefit During Pay-out Period.........................  51
  OTHER CONTRACT PROVISIONS......................................  51
     Right to Review.............................................  51
     Ownership...................................................  52
     Annuitant...................................................  52
     Beneficiary.................................................  52
     Modification................................................  53
     Misstatement and Proof of Age, Sex or Survival..............  53
  FIXED INVESTMENT OPTIONS.......................................  53
VI. CHARGES AND DEDUCTIONS.......................................  55
  WITHDRAWAL CHARGES.............................................  55
  ASSET BASED CHARGES............................................  56
     Administration Fee..........................................  56
     Distribution Fee............................................  56
     Mortality and Expense Risks Fee.............................  56
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  56
  PREMIUM TAXES..................................................  57
VII. FEDERAL TAX MATTERS.........................................  58
  INTRODUCTION...................................................  58
  OUR TAX STATUS.................................................  58
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  58
  NONQUALIFIED CONTRACTS.........................................  59
     Undistributed Gains.........................................  59
     Taxation of Annuity Payments................................  60
     Surrenders, Withdrawals and Death Benefits..................  60
     Taxation of Death Benefit Proceeds..........................  60
     Penalty Tax on Premature Distributions......................  61
     Puerto Rico Nonqualified Contracts..........................  61
     Diversification Requirements................................  61
  QUALIFIED CONTRACTS............................................  62
     Required Minimum Distributions..............................  62
     Penalty Tax on Premature Distributions......................  63
     Rollovers and Transfers.....................................  63
     Section 403(b) Qualified Plans..............................  65
     Loans.......................................................  65
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  65
     Designated Roth Accounts within Qualified Plans.............  65
VIII. GENERAL MATTERS............................................  66
  ASSET ALLOCATION SERVICES......................................  66
  DISTRIBUTION OF CONTRACTS......................................  66
     Standard Compensation.......................................  66
     Revenue Sharing and Additional Compensation.................  67
     Differential Compensation ..................................  67
  TRANSACTION CONFIRMATIONS......................................  67
  REINSURANCE ARRANGEMENTS.......................................  68
  STATEMENTS OF ADDITIONAL INFORMATION...........................  68
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFIT RIDERS...............  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS......  D-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUE....................  U-1

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

                                   I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: The Riders' Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."

AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, attains age 95.

ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: "Optional Enhanced Death Benefit Riders."

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BENEFIT RATE: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York, as applicable.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchased. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT RATE: The rate that we use to determine a Credit if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GOOD ORDER: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons, co-Owners, or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

STEP-UP DATE: The date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A separate division of the applicable Separate Account.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information ("SAI") for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

This Prospectus describes features of:
       - Contracts that were purchased on or after February 12, 2007 and issued by John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") in jurisdictions outside New York, or issued by John Hancock Life Insurance Company of New York ("John Hancock New York") in New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.
       - Contracts that were purchased before August 2004 and issued by John Hancock USA in jurisdictions outside New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.
       - Contracts that were purchased before March 2003 and issued by John Hancock New York in New York. You may not make Additional Purchase Payments under these Contracts.
       - Contracts that were issued by John Hancock USA in jurisdictions outside New York from April 1993 to March 1998, and later in the state of Washington. You may make Additional Purchase Payments under these Contracts, up to permitted limits. The principal difference between the current version of the Contract and the older version, which we may refer to as "VV Contracts," relates to the death benefit provisions.

Each Contract is a deferred payment, combination fixed and variable annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Effective April 4, 2009, Venture Vision(R) Contracts are no longer available for sale.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

                                         Minimum Additional Purchase Payment

                JOHN HANCOCK USA CONTRACTS    JOHN HANCOCK USA CONTRACTS    JOHN HANCOCK NY CONTRACTS
   TYPE OF           PURCHASED BEFORE            PURCHASED ON OR AFTER        PURCHASED ON OR AFTER
  CONTRACT              AUGUST 2004                  FEBRUARY 2007                FEBRUARY 2007
Nonqualified               $1000                          $30                          $30
  Qualified                 $30                           $30                          $30


We do not permit Additional Purchase Payments for John Hancock New York Contracts purchased before March 2003.

There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."

The Variable Investment Options can be a target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in "V. Description of the Contract - Transfers among Investment Options." We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

TRANSFERS BETWEEN ANNUITY OPTIONS. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see "V. Description of the Contract - Transfers During Pay-out Period").

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996 and an administration fee may apply to your withdrawal (See "VI. Charges and Deductions - Withdrawal Charges"). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). A withdrawal may also be subject to income tax and a 10% penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Guaranteed Earnings Multiplier Death Benefit;
       -  Triple Protection Death Benefit; and
       -  Annual Step-Up Death Benefit.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits
       -  Income Plus For Life 12.08;
       -  Income Plus For Life - Joint Life 12.08;
       -  Income Plus For Life (Quarterly Step-Up Review);
       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);
       -  Income Plus For Life (Annual Step-Up Review);
       -  Income Plus For Life - Joint Life (Annual Step-Up Review);

       -  Principal Plus;
       -  Principal Plus for Life;
       -  Principal Plus for Life Plus Automatic Annual Step-Up;
       -  Principal Plus for Life Plus Spousal Protection; and
       -  Principal Returns.

We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

If you elected to purchase any of these guaranteed minimum withdrawal benefit ("GMWB") Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
       -  withdrawals (including surrenders and systematic withdrawals);
       -  payment of any death benefit proceeds;
       -  periodic payments under one of our annuity payment options;
       -  certain ownership changes; and
       -  any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A CONTRACT PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS. PURCHASERS OF CONTRACTS FOR USE WITH ANY RETIREMENT PLAN SHOULD CONSULT THEIR LEGAL COUNSEL AND A QUALIFIED TAX ADVISOR. WE PROVIDE ADDITIONAL INFORMATION ON TAXES IN THE "VII. FEDERAL TAX MATTERS." WE MAKE NO ATTEMPT TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT USE OF THE CONTRACT WITH THE VARIOUS TYPES OF RETIREMENT PLANS.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, during the first 7 days of the right to review period, you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A TRANSACTION CONFIRMATION?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture Vision(R) Contract. The tables also describe the fees and expenses for older versions of the Contract, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                              JOHN HANCOCK NEW YORK

                                     ALL CONTRACT
                                      ISSUE DATES
WITHDRAWAL CHARGE                         0%
(as percentage of Purchase
Payments)(2)
TRANSFER FEE(3)
Maximum Fee                               $25
Current Fee                               $0


                                JOHN HANCOCK USA

                                           CONTRACTS ISSUED    CONTRACTS ISSUED
WITHDRAWAL CHARGE                            ON AND AFTER          PRIOR TO
(as percentage of Purchase Payments)(2)    NOVEMBER 1, 1996    NOVEMBER 1, 1996
First Year                                        0%                  3%
Second Year                                       0%                  3%
Third Year                                        0%                  3%
Thereafter                                        0%                  0%
TRANSFER FEE(3)
Maximum Fee                                       $25                 $25
Current Fee                                       $0                  $0


       (1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").
       (2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of a Purchase Payment.
       (3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                JOHN HANCOCK USA


--------------------------------------------------------------------------------------------------
                                                               CONTRACTS ISSUED   CONTRACTS ISSUED
                                                                  ON OR AFTER          BEFORE
                                                                 FEBRUARY 12,       FEBRUARY 12,
                                                                     2007               2007
--------------------------------------------------------------------------------------------------
ANNUAL CONTRACT FEE                                                  None               None
ANNUAL SEPARATE ACCOUNT EXPENSES(1)
Administration Fee                                                   0.15%              0.15%
Distribution Fee                                                     0.25%              0.25%
Mortality and Expense Risks Fee - asset based(2)                     1.30%              1.25%
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                               1.70%              1.65%
(With No Optional Benefit Riders Reflected)
OPTIONAL BENEFIT RIDER FEES DEDUCTED FROM SEPARATE ACCOUNT:
Annual Step-Up Death Benefit Fee                                     0.20%           not offered
                                                                     -----           -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)                            1.90%              1.65%

--------------------------------------------------------------------------------------------------


                              JOHN HANCOCK NEW YORK


---------------------------------------------------------------------------------------------------
                                                               CONTRACTS ISSUED    CONTRACTS ISSUED
                                                                 ON OR AFTER            BEFORE
                                                              FEBRUARY 12, 2007   FEBRUARY 12, 2007
---------------------------------------------------------------------------------------------------
ANNUAL CONTRACT FEE                                                  None                None
ANNUAL SEPARATE ACCOUNT EXPENSES(1)
Administration Fee                                                  0.15%               0.15%
Distribution Fee                                                    0.25%               0.25%
Mortality and Expense Risks Fee - asset based(2)                    1.30%               1.25%
---------------------------------------------------------------------------------------------------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                              1.70%               1.65%
(With No Optional Benefit Riders Reflected)
OPTIONAL BENEFIT RIDER FEES DEDUCTED FROM SEPARATE ACCOUNT:
Annual Step-Up Death Benefit Fee                                    0.20%            not offered
                                                                    -----            -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)                           1.90%               1.65%

---------------------------------------------------------------------------------------------------


 (1) A daily charge reflected as an annualized percentage of the Variable Investment Options.
 (2) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
 (3) Amount shown includes the administration fee, distribution fee and mortality and expense risks fee, as well as the optional Annual Step-Up Death Benefit fee.

--------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER FEES DEDUCTED FROM CONTRACT VALUE
Triple Protection Death Benefit(1)
(as a percentage of Triple Protection Death Benefit)                             0.50%

--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS
(We deduct the fee, as applicable, on an annual basis from Contract Value.)

                                                                              INCOME PLUS
                                    INCOME PLUS     INCOME PLUS  INCOME PLUS  FOR LIFE -   INCOME PLUS
                        INCOME       FOR LIFE -      FOR LIFE     FOR LIFE    JOINT LIFE   FOR LIFE -   INCOME PLUS  INCOME PLUS
                       PLUS FOR      JOINT LIFE     (QUARTERLY   (QUARTERLY   (QUARTERLY   JOINT LIFE    FOR LIFE     FOR LIFE
                         LIFE      (ANNUAL STEP-      STEP-UP      STEP-UP      STEP-UP    (QUARTERLY      12.08        12.08
                        (ANNUAL      UP REVIEW)       REVIEW)      REVIEW)      REVIEW)      STEP-UP      (issued    (issued in
                        STEP-UP  (not available in    (issued    (issued in     (issued      REVIEW)      outside   New York)(2)
                      REVIEW)(2)    New York)(2)      outside   New York)(2)    outside    (issued in  New York)(2)
                                                   New York)(2)              New York)(2) New York)(2)
--------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee             1.20%          1.20%          1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
 Current Fee             0.60%          0.60%          0.75%        0.70%        0.75%        0.70%        0.85%        0.80%
--------------------------------------------------------------------------------------------------------------------------------



                       INCOME PLUS
                       FOR LIFE -   INCOME PLUS
                       JOINT LIFE   FOR LIFE -                    PRINCIPAL PLUS
                          12.08     JOINT LIFE    PRINCIPAL PLUS   FOR LIFE PLUS
                         (issued       12.08      FOR LIFE PLUS       SPOUSAL    PRINCIPAL PLUS PRINCIPAL  PRINCIPAL
                         outside    (issued in      AUTOMATIC      PROTECTION(4)   FOR LIFE(5)   PLUS(5)  RETURNS(6)
                      New York)(2) New York)(2) ANNUAL STEP-UP(3)
--------------------------------------------------------------------------------------------------------------------
 Maximum Fee              1.20%        1.20%           1.20%           1.20%          0.75%        0.75%     0.95%
 Current Fee              0.85%        0.80%           0.70%           0.65%          0.40%        0.30%     0.50%
--------------------------------------------------------------------------------------------------------------------


 (1) This optional benefit was not available for Contracts issued prior to December 8, 2003 and could not be purchased if you elected to purchase Principal Plus.
 (2) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
 (3) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
 (4) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (5) The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal to Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.
 (6) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


---------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                   MINIMUM(1)    MAXIMUM
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued on and after May 13,       0.73%        1.61%
2002
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued prior to May 13,           0.53%        1.61%
2002
---------------------------------------------------------------------------------


          (1)For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Series I Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The examples assume that you invest $10,000 in a Contract issued during the period shown. The first two examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios and the maximum fee for any optional Rider available at the time of issue. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 1. Maximum Portfolio operating expenses:

--------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT ISSUED ON OR AFTER JANUARY 17, 2008
WITH ANNUAL STEP-UP DEATH BENEFIT AND INCOME PLUS FOR LIFE RIDERS
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $482      $1,471     $2,493     $5,175
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $482      $1,471     $2,493     $5,175
period:
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK CONTRACT ISSUED ON OR AFTER JANUARY 17, 2008
WITH ANNUAL STEP-UP DEATH BENEFIT AND INCOME PLUS FOR LIFE RIDERS
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $482      $1,471     $2,493     $5,175
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $482      $1,471     $2,493     $5,175
period:
--------------------------------------------------------------------------------------


EXAMPLE 2. Maximum Portfolio operating expenses:

--------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT ISSUED ON OR AFTER FEBRUARY 12, 2007
WITH ANNUAL STEP-UP DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL
STEP-UP RIDERS
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $479      $1,457     $2,459     $5,058
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $479      $1,457     $2,459     $5,058
period:
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK CONTRACT ISSUED ON OR AFTER MARCH 5, 2007
WITH ANNUAL STEP-UP DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL
STEP-UP RIDERS
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $479      $1,457     $2,459     $5,058
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $479      $1,457     $2,459     $5,058
period:
--------------------------------------------------------------------------------------


EXAMPLE 3. Maximum Portfolio operating expenses:

--------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT ISSUED BETWEEN JANUARY 2002 AND FEBRUARY 11, 2007 WITH
PRINCIPAL PLUS RIDER
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $407      $1,242     $2,101     $4,358
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $407      $1,242     $2,101     $4,358
period:
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT ISSUED FROM NOVEMBER 1996 THROUGH JANUARY 2002
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $329      $1,002     $1,698     $3,539
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $329      $1,002     $1,698     $3,539
period:
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT ISSUED PRIOR TO NOVEMBER 1996
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $604      $1,287     $1,698     $3,539
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $329      $1,002     $1,698     $3,539
period:
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK CONTRACT ISSUED BETWEEN JANUARY 2002 AND MARCH 4, 2007
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $329      $1,002     $1,698     $3,539
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $329      $1,002     $1,698     $3,539
period:
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK CONTRACT ISSUED PRIOR TO JANUARY 2002
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $329      $1,002     $1,698     $3,539
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $329      $1,002     $1,698     $3,539
period:
--------------------------------------------------------------------------------------


The next example assumes that you invest $10,000 in a Contract issued during the period shown. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts, the minimum fees and expenses of any of the Portfolios, and if you selected no optional Riders that may have been available. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 4. Minimum Portfolio operating expenses - Contract with no optional
Riders:

--------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT ISSUED ON OR AFTER FEBRUARY 12, 2007
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $247       $759      $1,297     $2,763
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $247       $759      $1,297     $2,763
period:
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT ISSUED BETWEEN JANUARY 2002 AND FEBRUARY 11, 2007
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $241       $741      $1,268     $2,704
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $241       $741      $1,268     $2,704
period:
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT ISSUED FROM NOVEMBER 1996 THROUGH JANUARY 2002
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $221       $681      $1,167     $2,502
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $221       $681      $1,167     $2,502
period:
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT ISSUED PRIOR TO NOVEMBER 1996
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $499       $976      $1,167     $2,502
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $221       $681      $1,167     $2,502
period:
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK CONTRACT ISSUED ON OR AFTER MARCH 5, 2007
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $247       $759      $1,297     $2,763
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $247       $759      $1,297     $2,763
period:
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK CONTRACT ISSUED BETWEEN JANUARY 2002 AND MARCH 4, 2007
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $241       $741      $1,268     $2,703
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $241       $741      $1,268     $2,704
period:
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK CONTRACT ISSUED PRIOR TO JANUARY 2002
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $221       $681      $1,167     $2,502
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $221       $681      $1,167     $2,502
period:
--------------------------------------------------------------------------------------


THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK VARIABLE INSURANCE TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).

THE PORTFOLIOS AVAILABLE MAY BE RESTRICTED IF YOU PURCHASED A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
500 INDEX
--------------------------------------------------------------------------------------------------------------
Series I                0.46%       0.05%      0.02%        -- --         0.53%         0.00%        0.53%
--------------------------------------------------------------------------------------------------------------
Series II               0.46%       0.25%      0.02%        -- --         0.73%         0.00%        0.73%
--------------------------------------------------------------------------------------------------------------

ACTIVE BOND
--------------------------------------------------------------------------------------------------------------
Series I                0.60%       0.05%      0.04%        -- --         0.69%         0.00%        0.69%
--------------------------------------------------------------------------------------------------------------
Series II               0.60%       0.25%      0.04%        -- --         0.89%         0.00%        0.89%
--------------------------------------------------------------------------------------------------------------

ALL CAP CORE
--------------------------------------------------------------------------------------------------------------
Series I                0.78%       0.05%      0.03%        0.01%         0.87%         0.00%        0.87%
--------------------------------------------------------------------------------------------------------------
Series II               0.78%       0.25%      0.03%        0.01%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------

ALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
Series I                0.79%(2)    0.05%      0.05%        -- --         0.89%         0.00%        0.89%
--------------------------------------------------------------------------------------------------------------
Series II               0.79%(2)    0.25%      0.05%        -- --         1.09%         0.00%        1.09%
--------------------------------------------------------------------------------------------------------------

AMERICAN ASSET
  ALLOCATION(3)
--------------------------------------------------------------------------------------------------------------

Series II               0.30%       0.75%      0.03%        -- --         1.08%         0.00%        1.08%
--------------------------------------------------------------------------------------------------------------

AMERICAN BLUE CHIP
  INCOME AND
  GROWTH(3)
--------------------------------------------------------------------------------------------------------------

Series II               0.42%       0.75%      0.06%        -- --         1.23%         0.00%        1.23%
--------------------------------------------------------------------------------------------------------------

AMERICAN BOND(3)
--------------------------------------------------------------------------------------------------------------

Series II               0.37%       0.75%      0.03%        -- --         1.15%         0.00%        1.15%
--------------------------------------------------------------------------------------------------------------

AMERICAN FUNDAMENTAL
  HOLDINGS
--------------------------------------------------------------------------------------------------------------

Series II               0.04%       0.75%      0.03%        0.37%         1.19%         0.00%        1.19%
--------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------

Series II               0.04%       0.75%      0.03%        0.56%         1.38%         0.00%        1.38%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  GROWTH(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.53%       0.75%      0.07%        -- --         1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.71%       0.75%      0.10%        -- --         1.56%         0.00%        1.56%
--------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.32%       0.75%      0.04%        -- --         1.11%         0.00%        1.11%
--------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH-
  INCOME(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.27%       0.75%      0.04%        -- --         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------
AMERICAN HIGH-INCOME
  BOND(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.46%       0.75%      0.08%        -- --         1.29%         0.00%        1.29%
--------------------------------------------------------------------------------------------------------------

AMERICAN
  INTERNATIONAL(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.49%       0.75%      0.06%        -- --         1.30%         0.00%        1.30%
--------------------------------------------------------------------------------------------------------------

AMERICAN NEW
  WORLD(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.74%       0.75%      0.12%        -- --         1.61%         0.00%        1.61%
--------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH
--------------------------------------------------------------------------------------------------------------
Series I                0.78%(2)    0.05%      0.03%        -- --         0.86%         0.00%        0.86%
--------------------------------------------------------------------------------------------------------------
Series II               0.78%(2)    0.25%      0.03%        -- --         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
--------------------------------------------------------------------------------------------------------------
Series I                0.71%       0.05%      0.03%        -- --         0.79%         0.00%        0.79%
--------------------------------------------------------------------------------------------------------------
Series II               0.71%       0.25%      0.03%        -- --         0.99%         0.00%        0.99%
--------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
  VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.93%       0.25%      0.04%        0.04%         1.26%         0.00%        1.26%
--------------------------------------------------------------------------------------------------------------

CORE ALLOCATION
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.12%        0.79%         1.21%        -0.05%(4)     1.16%
--------------------------------------------------------------------------------------------------------------

CORE ALLOCATION PLUS
--------------------------------------------------------------------------------------------------------------
Series II               0.92%       0.25%      0.07%        -- --         1.24%         0.00%        1.24%
--------------------------------------------------------------------------------------------------------------

CORE BALANCED
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.08%        0.78%         1.16%        -0.01%(4)     1.15%
--------------------------------------------------------------------------------------------------------------

CORE BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.59%       0.25%      0.04%        0.01%         0.89%         0.00%        0.89%
--------------------------------------------------------------------------------------------------------------

CORE DISCIPLINED
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.08%        0.69%         1.07%        -0.01%(4)     1.06%
--------------------------------------------------------------------------------------------------------------

CORE FUNDAMENTAL
  HOLDINGS
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%      0.06%        0.42%         1.08%        -0.01%(5)     1.07%
--------------------------------------------------------------------------------------------------------------

CORE GLOBAL
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%      0.05%        0.47%         1.12%         0.00%        1.12%
--------------------------------------------------------------------------------------------------------------

CORE STRATEGY
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.03%        0.49%         0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------

DISCIPLINED
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.73%       0.25%      0.14%        -- --         1.12%         0.00%        1.12%
--------------------------------------------------------------------------------------------------------------

EQUITY-INCOME
--------------------------------------------------------------------------------------------------------------
Series I                0.78%(2)    0.05%      0.03%        0.01%         0.87%         0.00%        0.87%
--------------------------------------------------------------------------------------------------------------
Series II               0.78%(2)    0.25%      0.03%        0.01%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES
--------------------------------------------------------------------------------------------------------------
Series I                0.82%       0.05%      0.06%        -- --         0.93%         0.00%        0.93%
--------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.06%        -- --         1.13%         0.00%        1.13%
--------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%        0.92%         1.24%         0.00%        1.24%
--------------------------------------------------------------------------------------------------------------

FUNDAMENTAL VALUE
--------------------------------------------------------------------------------------------------------------
Series I                0.76%       0.05%      0.04%        -- --         0.85%         0.00%        0.85%
--------------------------------------------------------------------------------------------------------------
Series II               0.76%       0.25%      0.04%        -- --         1.05%         0.00%        1.05%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
GLOBAL
--------------------------------------------------------------------------------------------------------------
Series I                0.81%       0.05%      0.10%        -- --         0.96%        -0.02%(6)     0.94%
--------------------------------------------------------------------------------------------------------------
Series II               0.81%       0.25%      0.10%        -- --         1.16%        -0.02%(6)     1.14%
--------------------------------------------------------------------------------------------------------------

GLOBAL BOND
--------------------------------------------------------------------------------------------------------------
Series I                0.70%       0.05%      0.08%        -- --         0.83%         0.00%        0.83%
--------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%      0.08%        -- --         1.03%         0.00%        1.03%
--------------------------------------------------------------------------------------------------------------

HEALTH SCIENCES
--------------------------------------------------------------------------------------------------------------
Series I                1.05%       0.05%      0.07%        -- --         1.17%         0.00%        1.17%
--------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%      0.07%        -- --         1.37%         0.00%        1.37%
--------------------------------------------------------------------------------------------------------------

HIGH YIELD
--------------------------------------------------------------------------------------------------------------
Series I                0.66%       0.05%      0.04%        -- --         0.75%         0.00%        0.75%
--------------------------------------------------------------------------------------------------------------
Series II               0.66%       0.25%      0.04%        -- --         0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL CORE
--------------------------------------------------------------------------------------------------------------
Series I                0.89%       0.05%      0.13%        -- --         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------
Series II               0.89%       0.25%      0.13%        -- --         1.27%         0.00%        1.27%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX A
--------------------------------------------------------------------------------------------------------------
Series I                0.53%       0.05%      0.04%        -- --         0.62%         0.00%        0.62%
--------------------------------------------------------------------------------------------------------------
Series II               0.53%       0.25%      0.04%        -- --         0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
Series II               0.88%       0.25%      0.08%        -- --         1.21%         0.00%        1.21%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL SMALL
  COMPANY
--------------------------------------------------------------------------------------------------------------
Series I                0.95%(2)    0.05%      0.14%        -- --         1.14%         0.00%        1.14%
--------------------------------------------------------------------------------------------------------------
Series II               0.95%(2)    0.25%      0.14%        -- --         1.34%         0.00%        1.34%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
Series I                0.80%(2)    0.05%      0.13%        -- --         0.98%        -0.01%(6)     0.97%
--------------------------------------------------------------------------------------------------------------
Series II               0.80%(2)    0.25%      0.13%        -- --         1.18%        -0.01%(6)     1.17%
--------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY
  BOND
--------------------------------------------------------------------------------------------------------------
Series I                0.59%       0.05%      0.05%        -- --         0.69%         0.00%        0.69%
--------------------------------------------------------------------------------------------------------------
Series II               0.59%       0.25%      0.05%        -- --         0.89%         0.00%        0.89%
--------------------------------------------------------------------------------------------------------------

LARGE CAP
--------------------------------------------------------------------------------------------------------------
Series I                0.76%       0.05%      0.03%        -- --         0.84%         0.00%        0.84%
--------------------------------------------------------------------------------------------------------------
Series II               0.76%       0.25%      0.03%        -- --         1.04%         0.00%        1.04%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE AGGRESSIVE
--------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.03%        0.86%         0.98%         0.00%        0.98%
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%        0.86%         1.18%         0.00%        1.18%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE BALANCED
--------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.02%        0.70%         0.81%         0.00%        0.81%
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%        0.70%         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE
  CONSERVATIVE
--------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.02%        0.66%         0.77%         0.00%        0.77%
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%        0.66%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE GROWTH
--------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.02%        0.71%         0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%        0.71%         1.02%         0.00%        1.02%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE MODERATE
--------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.02%        0.68%         0.79%         0.00%        0.79%
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%        0.68%         0.99%         0.00%        0.99%
--------------------------------------------------------------------------------------------------------------

MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series I                0.47%       0.05%      0.02%        0.02%         0.56%         0.00%        0.56%
--------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.02%        0.02%         0.76%         0.00%        0.76%
--------------------------------------------------------------------------------------------------------------

MID CAP STOCK
--------------------------------------------------------------------------------------------------------------
Series I                0.84%       0.05%      0.04%        -- --         0.93%         0.00%        0.93%
--------------------------------------------------------------------------------------------------------------
Series II               0.84%       0.25%      0.04%        -- --         1.13%         0.00%        1.13%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
MID VALUE
--------------------------------------------------------------------------------------------------------------
Series I                0.95%       0.05%      0.05%        0.02%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------
Series II               0.95%       0.25%      0.05%        0.02%         1.27%         0.00%        1.27%
--------------------------------------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------------------------------------
Series I                0.47%       0.05%      0.03%        -- --         0.55%         0.00%        0.55%
--------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.03%        -- --         0.75%         0.00%        0.75%
--------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES
--------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%      0.03%        -- --         1.28%         0.00%        1.28%
--------------------------------------------------------------------------------------------------------------

OPTIMIZED ALL CAP
--------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.03%        -- --         0.96%         0.00%        0.96%
--------------------------------------------------------------------------------------------------------------

OPTIMIZED VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.69%       0.25%      0.04%        -- --         0.98%         0.00%        0.98%
--------------------------------------------------------------------------------------------------------------

REAL ESTATE
  SECURITIES
--------------------------------------------------------------------------------------------------------------
Series I                0.70%       0.05%      0.03%        -- --         0.78%         0.00%        0.78%
--------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%      0.03%        -- --         0.98%         0.00%        0.98%
--------------------------------------------------------------------------------------------------------------

REAL RETURN BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.69%       0.25%      0.07%        -- --         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------

SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
Series I                1.05%       0.05%      0.06%        0.02%         1.18%         0.00%        1.18%
--------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%      0.06%        0.02%         1.38%         0.00%        1.38%
--------------------------------------------------------------------------------------------------------------

SHORT TERM
  GOVERNMENT INCOME
--------------------------------------------------------------------------------------------------------------
Series I                0.56%       0.05%      0.07%        -- --         0.68%         0.00%        0.68%
--------------------------------------------------------------------------------------------------------------
Series II               0.56%       0.25%      0.07%        -- --         0.88%         0.00%        0.88%
--------------------------------------------------------------------------------------------------------------

SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
Series I                1.06%       0.05%      0.04%        -- --         1.15%         0.00%        1.15%
--------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.04%        -- --         1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------

SMALL CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series I                0.48%       0.05%      0.02%        0.08%         0.63%         0.00%        0.63%
--------------------------------------------------------------------------------------------------------------
Series II               0.48%       0.25%      0.02%        0.08%         0.83%         0.00%        0.83%
--------------------------------------------------------------------------------------------------------------

SMALL CAP
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
Series I                1.00%       0.05%      0.05%        0.07%         1.17%        -0.08%(6)     1.09%
--------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%      0.05%        0.07%         1.37%        -0.08%(6)     1.29%
--------------------------------------------------------------------------------------------------------------

SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.04%        0.19%         1.54%         0.00%        1.54%
--------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
Series I                1.03%       0.05%      0.05%        0.21%         1.34%         0.00%        1.34%
--------------------------------------------------------------------------------------------------------------
Series II               1.03%       0.25%      0.05%        0.21%         1.54%         0.00%        1.54%
--------------------------------------------------------------------------------------------------------------

SMALLER COMPANY
  GROWTH
--------------------------------------------------------------------------------------------------------------
Series I                1.06%       0.05%      0.05%        -- --         1.16%        -0.12%(6)     1.04%
--------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.05%        -- --         1.36%        -0.12%(6)     1.24%
--------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
Series I                0.67%(2)    0.05%      0.09%        0.05%         0.86%         0.00%        0.86%
--------------------------------------------------------------------------------------------------------------
Series II               0.67%(2)    0.25%      0.09%        0.05%         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------

TOTAL BOND MARKET A
--------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.02%        -- --         0.74%         0.00%        0.74%
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
Series I                0.68%       0.05%      0.04%        -- --         0.77%         0.00%        0.77%
--------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.04%        -- --         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------

TOTAL STOCK MARKET
  INDEX
--------------------------------------------------------------------------------------------------------------
Series I                0.49%       0.05%      0.03%        -- --         0.57%         0.00%        0.57%
--------------------------------------------------------------------------------------------------------------
Series II               0.49%       0.25%      0.03%        -- --         0.77%         0.00%        0.77%
--------------------------------------------------------------------------------------------------------------

ULTRA SHORT TERM
  BOND
--------------------------------------------------------------------------------------------------------------
Series II(7)            0.55%       0.25%      0.08%        -- --         0.88%         0.00%        0.88%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
UTILITIES
--------------------------------------------------------------------------------------------------------------
Series I                0.83%       0.05%      0.07%        -- --         0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------
Series II               0.83%       0.25%      0.07%        -- --         1.15%         0.00%        1.15%
--------------------------------------------------------------------------------------------------------------
VALUE
--------------------------------------------------------------------------------------------------------------
Series I                0.74%       0.05%      0.04%        -- --         0.83%         0.00%        0.83%
--------------------------------------------------------------------------------------------------------------
Series II               0.74%       0.25%      0.04%        -- --         1.03%         0.00%        1.03%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
BLACKROCK VARIABLE
  SERIES FUNDS,
  INC.:
--------------------------------------------------------------------------------------------------------------
BlackRock Basic
  Value V.I. Fund       0.60%       0.15%      0.07%        -- --         0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------
BlackRock Global
  Allocation V.I.
  Fund                  0.65%       0.15%      0.06%        0.02%         0.88%(8)      0.00%        0.88%
--------------------------------------------------------------------------------------------------------------
BlackRock Value
  Opportunities V.I.
  Fund                  0.75%       0.15%      0.09%        0.01%         1.00%(8)      0.00%        1.00%
--------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE
  INSURANCE TRUST
  (CLASS M):
--------------------------------------------------------------------------------------------------------------
VIT All Asset
  Portfolio(11)         0.43%       0.25%      0.20%      0.66%(9)        1.54%(10,11) -0.03%(12)    1.51%
--------------------------------------------------------------------------------------------------------------


 (1) "Acquired Portfolio Fees and Expenses" are based on the indirect net expenses associated with the Portfolio's investment in underlying portfolios and are included in "Total Annual Operating Expenses." The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

 (2) The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.

 (3) The table reflects the combined fees of the feeder fund and the master fund.

 (4) The Adviser has contractually limited other Portfolio level expenses to 0.07%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

 (5) The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

 (6) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

 (7) For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.

 (8) The "Total Annual Operating Expenses" do not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.

 (9) Acquired Portfolio Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an Underlying PIMCO Portfolio's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Portfolio for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Portfolio's use of such investments as an investment strategy.

(10) "Total Annual Operating Expenses" excluding interest expense of the Underlying PIMCO Portfolios is 1.53% for the Class M Shares.

(11) "Total Annual Operating Expenses" do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Portfolio Fees and Expenses.

(12) PIMCO has contractually agreed, through May 1, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees, that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

           IV. General Information About Us, the Separate Accounts and
                                 the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, and investors must depend on the financial strength of the Company for satisfaction of the Company's obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that, unlike the Separate Accounts, the Company's general account is not segregated or insulated from the claims of the Company's creditors. The general account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company's financial statements contained in the SAI include a further discussion of risks inherent within the Company's general account investments.

THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
       -  the John Hancock Variable Insurance Trust; or
       - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or
       - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management
The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may increase a Portfolio's transaction Costs or otherwise affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).

The John Hancock Variable Insurance Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses
The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2010, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds and Master-Feeder Funds
Each of the John Hancock Variable Insurance Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund of funds" that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Variable Insurance Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHVIT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHVIT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR

A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS FEEDER FUNDS), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE SERIES)
  - ADVISER TO MASTER FUND
     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund(SM), which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Blue Chip Income And Growth         Seeks to produce income exceeding the average
     Trust                                        yield on U.S. stocks generally and to provide
                                                  an opportunity for growth of principal
                                                  consistent with sound common stock investing.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Blue Chip
                                                  Income and Growth Fund, which invests at least
                                                  90% of its net assets in equity securities,
                                                  primarily in equity securities of larger, more
                                                  established companies domiciled in the U.S.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which invests at least 65% of its net
                                                  assets in investment-grade debt securities and
                                                  up to 35% of its net assets in lower rated
                                                  debt securities.

     American Global Growth Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Growth
                                                  Fund, which invests primarily in common stocks
                                                  of companies located around the world that
                                                  have potential for growth.

     American Global Small Capitalization         Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Small
                                                  Capitalization Fund, which invests primarily
                                                  in stocks of smaller companies located around
                                                  the world.

     American Growth Trust                        Seeks to provide growth of capital. To do
                                                  this, the Portfolio invests all of its assets
                                                  in Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Growth Fund,
                                                  which invests primarily in common stocks of
                                                  companies that offer superior opportunities
                                                  for growth of capital.

     American Growth-Income Trust                 Seeks long-term growth of capital and income.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Growth-
                                                  Income Fund, which invests primarily in common
                                                  stocks or other securities that demonstrate
                                                  the potential for appreciation and/or
                                                  dividends.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series International
                                                  Fund, which invests primarily in common stocks
                                                  of companies located outside the U.S. that
                                                  have potential for growth.

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series New
                                                  World Fund(R), which invests primarily in
                                                  stocks of companies with significant exposure
                                                  to countries with developing economies and/or
                                                  markets that have potential of providing
                                                  capital appreciation.
DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.
DECLARATION MANAGEMENT & RESEARCH LLC
     Total Bond Market Trust A                    Seeks to track the performance of the Barclays
                                                  Capital U.S. Aggregate Bond Index (which
                                                  represents the U.S. investment grade bond
                                                  market). To do this, the Portfolio invests at
                                                  least 80% of its net assets in securities
                                                  listed in the Barclays Capital U.S. Aggregate
                                                  Bond Index.

DECLARATION MANAGEMENT & RESEARCH LLC AND JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE
  ASSET MANAGEMENT (US) LLC(1)
     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of real
                                                  estate investment trusts ("REITs") and real
                                                  estate companies.

DIMENSIONAL FUND ADVISORS LP
     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

DIMENSIONAL FUND ADVISORS LP (CONTINUED)

     International Small Company Trust            Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primary invest in a broad and diverse group of
                                                  equity securities of foreign small companies
                                                  of developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS")(3)
     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC, PERIMETER CAPITAL MANAGEMENT AND JOHN HANCOCK ASSET
  MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED(4)
     Smaller Company Growth Trust                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in small cap equity securities.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.

INVESCO ADVISERS, INC.(5)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk.  To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.

JENNISON ASSOCIATES LLC
     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC
     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Core Allocation Plus
                                                  Trust. The Portfolio is a fund of funds and is
                                                  also authorized to invest in other underlying
                                                  portfolios and investment companies.

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Balanced Trust. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in other underlying
                                                  portfolios and investment companies.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC (CONTINUED)

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Disciplined
                                                  Diversification Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests primarily in three JHVIT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(6)

     Short Term Government Income Trust           Seeks a high level of current income
                                                  consistent with preservation of capital.
                                                  Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. The Portfolio's normal
                                                  effective duration is no more than 3 years.

     Strategic Income Opportunities Trust         Seeks a high level of current income. To do
     (successor to Strategic Bond Trust)          this, the Portfolio invests primarily in
                                                  foreign government and corporate debt
                                                  securities from developed and emerging
                                                  markets, U.S. government and agency
                                                  securities, domestic high-yield bonds.

     Ultra Short Term Bond Trust                  Seeks a high level of current income
                                                  consistent with the maintenance of liquidity
                                                  and the preservation of capital.  To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in a diversified portfolio of domestic,
                                                  investment grade debt securities.

                                                  Note: The Ultra Short Term Bond Portfolio is
                                                  not a money market fund. Although the
                                                  Portfolio seeks to preserve the principal
                                                  value of your investment, the Portfolio's
                                                  value fluctuates, and it is possible to lose
                                                  money by investing in this Investment Option.

  JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH
     AMERICA) LIMITED
     500 Index Trust                              Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(7)

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH
  AMERICA) LIMITED (CONTINUED)

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
                                                  return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P Midcap 400(R)
                                                  Index(7) and securities that as a group behave
                                                  in a manner similar to the Index.

     Money Market Trust                           Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments.

                                                  Note: Although the Money Market Portfolio
                                                  seeks to preserve the principal value of your
                                                  investment, it is possible to lose money by
                                                  investing in this Investment Option. For
                                                  example, the Money Market Portfolio could lose
                                                  money if a security purchased by the Portfolio
                                                  is downgraded, and the Portfolio must sell the
                                                  security at less than the original cost of the
                                                  security. Also, the returns of the Money
                                                  Market Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(6)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(8) and securities that as a group
                                                  will behave in a manner similar to the Index.

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED
     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  portfolios of the American Funds Insurance
                                                  Series(R): Bond Fund, Growth Fund, Growth-
                                                  Income Fund, and International Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in six other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) LIMITED (CONTINUED)

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in five other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund of funds and is also authorized to invest
                                                  in other underlying portfolios and investment
                                                  companies.

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund of funds and invests
                                                  approximately 100% of its assets in portfolios
                                                  which invest primarily in equity securities.

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 50% of its assets in portfolios
                                                  that invest primarily in equity securities,
                                                  and approximately 50% in portfolios which
                                                  invest primarily in fixed-income securities.

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 80% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities, and approximately 20% in
                                                  portfolios which invest primarily in equity
                                                  securities.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) LIMITED (CONTINUED)

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  is a fund of funds and invests approximately
                                                  70% of its assets in portfolios which invest
                                                  primarily in equity securities, and
                                                  approximately 30% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio is a
                                                  fund of funds and invests approximately 60% of
                                                  its assets in portfolios which invest
                                                  primarily in fixed-income securities, and
                                                  approximately 40% of its assets in portfolios
                                                  which invest primarily in equity securities.

LORD, ABBETT & CO. LLC
     All Cap Value Trust                          Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 50% of its net
                                                  assets in equity securities of large, seasoned
                                                  U.S. and multinational companies that are
                                                  believed to be undervalued. The Portfolio may
                                                  invest the remainder of its assets in
                                                  undervalued mid-sized and small company
                                                  securities.

MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
     Utilities Trust                              Seeks capital growth and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity and debt securities
                                                  of domestic and foreign companies (including
                                                  emerging markets) in the utilities industry.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

     Real Return Bond Trust                       Seeks maximum real return, consistent with
                                                  preservation of real capital and prudent
                                                  investment management. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in inflation-indexed bonds of varying
                                                  maturities issued by the U.S. and foreign
                                                  governments, their agencies or
                                                  instrumentalities and corporations, which may
                                                  be represented by forwards or derivatives.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (CONTINUED)

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its net assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.

QS INVESTORS, LLC(9)
     All Cap Core Trust                           Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000(R)(6) Index.
                                                  These securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.

SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
                                                  based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index(10), or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(11)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.

T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust                          Seeks to provide substantial dividend income
     (successor to Large Cap Value Trust)         and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

     Mid Value Trust                              Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in companies with market
                                                  capitalizations that are within the S&P Midcap
                                                  400(R) Index(7) or the Russell Midcap(R) Value
                                                  Index(6).

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.

TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(12)                Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 85% of its net
                                                  assets in foreign (non-U.S.) equity
                                                  securities.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
     Large Cap Trust                              Seeks to maximize total return, consisting of
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of U.S.
                                                  large capitalization companies whose estimated
                                                  fundamental value is greater than its market
                                                  value at any given time.

WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
                                                  income consistent with the maintenance of
                                                  principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED
     Core Bond Trust                              Seeks total return consisting of income and
                                                  capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in a broad range of investment grade
                                                  debt securities, including U.S. government
                                                  obligations, corporate bonds, mortgage- and
                                                  other asset-backed securities and money market
                                                  instruments.

WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust(13)                         Seeks to realize an above-average total return
     (successor to "High Income Trust" and to     over a market cycle of three to five years,
     "U.S. High Yield Bond Trust")                consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in high yield securities, including
                                                  corporate bonds, preferred stocks, U.S.
                                                  government and foreign securities, mortgage-
                                                  backed securities, loan assignments or
                                                  participations, and convertible securities.



                    BLACKROCK VARIABLE SERIES FUNDS, INC.(14)
 We show the Portfolio's manager in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

BLACKROCK INVESTMENT MANAGEMENT, LLC
     BlackRock Basic Value V. I. Fund             Seeks capital appreciation and, secondarily,
                                                  income.

     BlackRock Value Opportunities V. I. Fund     Seeks long-term growth of capital.

BLACKROCK ASSET MANAGEMENT U.K. LIMITED
     BlackRock Global Allocation V. I. Fund       Seeks high total investment return.


                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY
     PIMCO VIT All Asset Portfolio                Seeks maximum real return consistent with
                                                  preservation of real capital and prudent
                                                  investment management.


 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

 (4) The Smaller Company Growth Trust employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio. JHIMS LLC, the adviser, may change the allocation of Portfolio assets among the subadvisers at any time.

 (5) Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as "Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc.)." Effective June 1, 2010, Invesco Ltd. acquired certain portions of Morgan Stanley Investment Management Inc.'s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.

 (6) "Russell 3000(R)", "Russell 2000(R)", "Russell 1000(R)" and "Russell Midcap(R) Value" are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Russell 3000(R) Index ranged from $5 million to $425.9 billion, Russell 2000(R) Index ranged from $5 million to $6.2 billion, as of February 28, 2011, the market capitalizations of companies included in the Russell 1000(R) Value Index ranged from $221 million to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the Russell Midcap(R) Value Index ranged from $310 million to $19.0 billion.

 (7) "Standard & Poor's(R)," "S&P 500(R)," and "S&P Midcap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the S&P 500(R) Index ranged from $1.5 billion to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the S&P Midcap 400(R) Index ranged from $703 million to $9.9 billion.

 (8) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $431 billion.

 (9) Effective August 1, 2010, QS Investors, LLC ("QS Investors") succeeded Deutsche Investment Management Americas Inc. as the subadviser to the All Cap Core Trust.

(10) "MSCI All Country World Excluding USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalization range of the Index was from $466 million to $275.1 billion.

(11) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

(12) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

(13) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

(14) Not available to Contracts issued on or after January 28, 2002.


VOTING INTEREST

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R.-10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:
       - the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
       - any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see "VII. Federal Tax Matters - Qualified Contracts" for additional information about the use of the Contract in connection with Qualified Plans.

ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI from the Annuities Service Center.

BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix
C: "Optional Enhanced Death Benefit Riders," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefit(s)," to determine what optional Riders, if any, were available).

We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ACCUMULATION PERIOD PROVISIONS

Purchase Payments
You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $25,000. The table below shows the minimum amount we require for Additional Purchase Payments. We do not permit Additional Purchase Payments for John Hancock New York Contracts purchased before March, 2003. Additional Purchase Payments, where permitted, generally may be made at any time during the Accumulation Period and must be in U.S. dollars.

                                         Minimum Additional Purchase Payment

                JOHN HANCOCK USA CONTRACTS    JOHN HANCOCK USA CONTRACTS    JOHN HANCOCK NY CONTRACTS
   TYPE OF           PURCHASED BEFORE            PURCHASED ON OR AFTER        PURCHASED ON OR AFTER
  CONTRACT             AUGUST, 2004                 FEBRUARY, 2007                FEBRUARY, 2007
Nonqualified               $1000                          $30                          $30
  Qualified                 $30                           $30                          $30


We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See Appendix D: "Optional Guaranteed Minimum Withdrawal
Benefits -- Restrictions on Additional Purchase Payments." For the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will accept only a Purchased Payment intended to qualify as a "rollover

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We impose limits on the minimum amount of Additional Purchase Payments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
contribution." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the SAI from the Annuities Service Center.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:
       - You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.
       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;
       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000; or
       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
       - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the "valuation period") during which the cancellation occurs, minus the amount of any Unpaid Loans. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments for a JHUSA Contract at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract's Investment Accounts by dividing
(i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your initial Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

AUTOMATED TRANSACTIONS. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing Automated Transactions.

Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, a Contract Owner may transfer to the Money Market Investment Option even if the Contract Owner reaches the two transfer per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options
There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions
We automatically permit you to request transfers and withdrawals by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We permit you to make certain types of transactions by telephone or electronically through the Internet.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
       -  any loss or theft of your password; or
       -  any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services - Dollar Cost Averaging Program
We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Investment Option"), to other Variable Investment Options (the "Destination Investment Options"), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.

Special Transfer Services - Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We make available Dollar Cost Averaging and Asset Rebalancing programs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any Unpaid Loans (including unpaid interest) and any applicable Rider charge, tax or administration fee, and any applicable withdrawal charge for John Hancock USA Contracts issued prior to November 1, 1996. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently do not enforce these Contract minimum restrictions for Contracts that have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for Contracts that we issue in the future.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;
       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets;
       - pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
       -  the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges or tax liability as a result.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the Owner of the other Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).

Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey)
We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:
       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services - The Income Plan
We administer an Income Plan ("IP") that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services - The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You may make Systematic "Income Plan" withdrawals.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date. Under most Contracts, we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these Contracts, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:
       -  You, the Owner, are the Annuitant; or
       - We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term OWNER-DRIVEN when we describe death benefits under these versions of the Contracts.

Under an older version of the Contracts (VV CONTRACTS), however, we determine a death benefit on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner during the Accumulation Period. We use the term ANNUITANT-DRIVEN when we describe death benefits under this version of the Contracts. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). Under such an Annuitant-driven Contract, we treat a change in the Annuitant or any co-Annuitant as the death of the Owner and distribute Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:
       -  the Contract Value; or
       - the respective minimum death benefit described in the following "Tables of Minimum Death Benefits."

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any optional enhanced death benefit that you may have purchased.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
            TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED OWNER - DRIVEN CONTRACTS
    PREVIOUSLY ISSUED
     VISION CONTRACT                                          PRINCIPAL FEATURES
-----------------------------------------------------------------------------------------------------
Venture Vision(R)           The minimum death benefit equals the sum of all Purchase Payments made
Contracts issued after      less any amounts deducted in connection with partial withdrawals.(1)
February 12, 2007 by John
Hancock USA or by John
Hancock New York
-----------------------------------------------------------------------------------------------------
Venture Vision(R)           Oldest       We limit the minimum death benefit to $10 million.
Contracts issued by John    Owner
Hancock USA after June 2,   less than    If any Owner dies on or prior to their 85th birthday, the
2003 until February 11,     age 81       minimum death benefit equals the excess of (i) over (ii),
2007 (benefits subject to   at issue     where:
state availability)(2)                   (i) equals the sum of each Purchase Payment accumulated
                                         daily, at the equivalent of 5% per year, starting on the
                                         date each Purchase Payment is allocated to a Contract; and
                                         (ii) equals the sum of any amounts deducted in connection
                                         with partial withdrawals, accumulated daily at the
                                         equivalent of 5% per year, starting on the date each such
                                         deduction occurs. The minimum death benefit is subject to a maximum of two times the sum of all Purchase Payments made, less any amounts deducted in connection with partial
                                         withdrawals.

                                         If any Owner dies after their 85th birthday, the minimum
                                         death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial
                                         withdrawals.

                           --------------------------------------------------------------------------
                            Oldest       We limit the minimum death benefit to $10 million.
                            Owner
                            age 81       The minimum death benefit equals the total amount of
                            or more      Purchase Payments less any amounts deducted in connection
                            at issue     with partial withdrawals.

-----------------------------------------------------------------------------------------------------

Venture Vision(R)           Oldest       If any Owner dies on or prior to their 85th birthday, the
Contracts issued by John    Owner        minimum death benefit equals the excess of (i) over (ii),
Hancock USA in HI, MA,      less than    where:
MN, VT, and WA, and in      age 81       (i) equals the sum of each Purchase Payment accumulated
other states before June    at issue     daily, at the equivalent of 5% per year, starting on the
2, 2003 (benefits vary by                date each Purchase Payment is allocated to a Contract up to
state)(3)                                a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment ; and
                                         (ii) equals the sum of any amounts deducted in connection
                                         with partial withdrawals, accumulated daily at the
                                         equivalent of 5% per year, starting on the date each such
                                         deduction occurs, up to a maximum deduction for each partial withdrawal of two times the amount of that withdrawal.

                                         If any Owner dies after their 85th birthday, the minimum
                                         death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial
                                         withdrawals.

                           --------------------------------------------------------------------------
                            Oldest       The minimum death benefit equals the Contract Value less any
                            Owner        applicable withdrawal charges at the time of payment of
                            age 81       death benefits.
                            or more
                            at issue

-----------------------------------------------------------------------------------------------------

Venture Vision(R)           Oldest       During the first Contract Year, the minimum death benefit
Contracts Issued by John    Owner        equals the total amount of Purchase Payments less any
Hancock New York before     less than    amounts deducted in connection with partial withdrawals.
February 12, 2007           age 81
                            at issue     During any subsequent Contract Year, the minimum death
                                         benefit is the death benefit on the last day of the previous
                                         Contract Year ending just prior to the Owner's, plus any
                                         Purchase Payments made and less any amounts deducted in
                                         connection with partial withdrawals since then. If any Owner dies after his or her 81st birthday, however, the minimum
                                         death benefit equals the death benefit on the last day of
                                         the Contract Year ending just prior to the Owner's 81st
                                         birthday, less any amounts deducted in connection with
                                         partial withdrawals.

                           --------------------------------------------------------------------------
                            Oldest       The minimum death benefit equals the total amount of
                            Owner        Purchase Payments less any amounts deducted in connection
                            age 81       with partial withdrawals.
                            or more
                            at issue

-----------------------------------------------------------------------------------------------------

NOTES TO TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED OWNER-DRIVEN CONTRACTS.

 (1) We reduce the minimum death benefit proportionally in connection with partial withdrawals.

 (2) The benefits described do not apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and
     (c) for Contracts issued prior to June 2, 2003 in all other states. We reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

 (3) The benefits described apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and (c) for Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

-------------------------------------------------------------------------------------------
     TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED ANNUITANT - DRIVEN CONTRACTS
 PREVIOUSLY ISSUED
 VENTURE VISION(R)
 CONTRACT VERSION                              PRINCIPAL FEATURES
-------------------------------------------------------------------------------------------
VV CONTRACTS         Last         If the last surviving Annuitant dies on or before the
(issued in WA and    surviving    month following his or her 85th birthday, the minimum
issued elsewhere     Annuitant    death benefit equals the excess of (i) over (ii), where:
between April 1993   less than    (i) equals the sum of each Purchase Payment accumulated
and March 1998,      age 81       daily, at the equivalent of 5% per year, starting on the
subject to state     at issue     date each Purchase Payment is allocated to a Contract up
availability)                     to a maximum accumulated value for each Purchase Payment
                                  of two times the amount of that Purchase Payment; and
                                  (ii) equals the sum of each withdrawal or annuitized
                                  amount, including withdrawal charges, accumulated daily
                                  at the equivalent of 5% per year, starting on the date of
                                  each withdrawal or annuitization, up to a maximum of two
                                  times each such withdrawal or annuitized amount. If the
                                  last surviving Annuitant dies after the first of the
                                  month following his or her 85th birthday, the minimum
                                  death benefit equals the total amount of Purchase
                                  Payments less any amounts deducted in connection with
                                  partial withdrawals.
                    -----------------------------------------------------------------------
                     Last         The minimum death benefit equals the total amount payable
                     surviving    upon total withdrawal.
                     Annuitant
                     age 81
                     or greater
                     at issue
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
     TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED ANNUITANT - DRIVEN CONTRACTS
 PREVIOUSLY ISSUED
 VENTURE VISION(R)
 CONTRACT VERSION                              PRINCIPAL FEATURES
-------------------------------------------------------------------------------------------
All Annuitant-       Death of     We will pay the death benefit, less any Debt, to the
driven Contracts     Annuitant    Beneficiary upon the death of the Annuitant if the Owner
                     who is not   is not the Annuitant and the Annuitant dies before the
                     the Owner    Owner and before the Annuity Commencement Date. If there
                                  is more than one such Annuitant, the minimum death
                                  benefit will be paid on the death of the last surviving
                                  co-Annuitant, if any, if death occurs before the Owner
                                  and before the Annuity Commencement Date. The death
                                  benefit will be paid either as a lump sum in accordance
                                  with our current administrative procedures or in
                                  accordance with any of the distribution options available
                                  under the Contract. An election to receive the death
                                  benefit under an Annuity Option must be made within 60
                                  days after the date on which the death benefit first
                                  becomes payable. (In general, a Beneficiary who makes the
                                  election after the 60 day period will be treated for
                                  federal income tax purposes as if he or she had received
                                  the minimum death benefit.)
                    -----------------------------------------------------------------------
                     Death of     We will pay the death benefit, less any Debt, to the
                     Annuitant    Beneficiary if the Owner is the Annuitant, dies before
                     who is the   the Annuity Commencement Date and is not survived by a
                     Owner        co-Annuitant. We will transfer the interest in the
                                  Contract to a successor or surviving Owner (the person,
                                  persons or entity entitled to become the Owner), instead
                                  of the Beneficiary, if the deceased Owner is survived by
                                  a co-Annuitant.
                    -----------------------------------------------------------------------
                     Death of     If the Owner is not the Annuitant and dies before the
                     Owner who    Annuity Commencement Date and before the last surviving
                     is not the   Annuitant, we will transfer the interest in the Contract
                     Annuitant    to a successor or surviving Owner (the person, persons or
                                  entity entitled to become the Owner), instead of the
                                  Beneficiary.
                    -----------------------------------------------------------------------
                     "Interest    The amount of the "interest in the Contract" that we
                     in the       transfer to a surviving or successor Owner will depend on
                     Contract"    the age of the Owner when we issue a Contract. If the
                                  deceased Owner had not attained age 81 on the Contract's
                                  issue date, the "interest in the Contract" equals the
                                  Contract Value. If the deceased Owner was age 81 or older
                                  on the Contract's issue date, the "interest in the
                                  Contract" also equals the Contract Value, but the
                                  interest may be subject to applicable withdrawal charges
                                  when any amounts are actually paid.
-------------------------------------------------------------------------------------------



PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and "proof of death," as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
       -  a certified copy of a death certificate; or
       - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

Except as otherwise stated above for certain Annuitant-driven Contracts, we will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:
       -  The Beneficiary will become the Owner.
       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.
       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).
       -  We will waive withdrawal charges for all future distributions.
       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.
       -  If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
       - Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner's entire interest in the Contract as a series of withdrawals over the Beneficiary's life expectancy, beginning one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.


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Optional Enhanced Death Benefits
Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

(Not offered prior to February 2007 for Venture(R) Vision Contracts.)

ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

PAY-OUT PERIOD PROVISIONS

General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract's specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Maturity Date"). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.


A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:
       - the Maturity Date for Contracts issued prior to February 12, 2007 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and
       - the Maturity Date for Contracts issued on and after February 12, 2007 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.


--------------------------------------------------------------------------------
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 You have a choice of several different ways of receiving annuity payments from
 us.
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(*) We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").

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You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period (after the first Contract year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary's entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:
       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.


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

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its "Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life - Joint Life Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.


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We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period
Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:
       - you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
       - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       -  the Guaranteed Withdrawal Amount on the Annuity Commencement Date as
          provided by the Rider that you purchased with your Contract; or
       -  the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:
       - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");
       - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
       - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer

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Annuity Units, your remaining payments will be reduced. The new number of
Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;
       B equals the dollar amount requested to be paid out as part of the commutation;
       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and
       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.

FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge.

Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


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We build a 3% assumed interest rate (4% for VV Contracts) into the annuity tables in a Contract used to determine the first Variable Annuity payment.

Transfers During Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

OTHER CONTRACT PROVISIONS

Right to Review
You had the right to cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under sections 408 or 408A of the Code, during the first 7 days of the right to review period, you receive all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older would have been cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We would have allocated your Purchase Payments to the Money Market Investment Option during this period. We would have, however, permitted you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancelled the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we would have paid you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we received your returned Contract. If your Purchase Payments were allocated to a

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You had a right to cancel your Contract within the permitted time.
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

Variable Investment Option (other than the Money Market Investment Option), we would have paid you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:
       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").
       - An addition of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.
       - A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.
       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
       - Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting "Purchase Payment" will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living,

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You own the Contract.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Annuitant is either you or someone you designate.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Beneficiary is the person you designate to receive the death benefit if you die.
--------------------------------------------------------------------------------
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                                       52
any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.

Spouse
FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification
We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival
We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

A one-year Fixed Investment Option was offered to John Hancock USA Contracts issued prior to January 22, 2002. However, you may no longer make Additional Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased your John Hancock USA Contract on or after January 22, 2002, you may not make Additional Purchase Payments or transfers to the one-year Fixed Investment Option.

A one-year Fixed Investment Option was offered to John Hancock New York Contracts issued prior to March 2003.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."

LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."

WITHDRAWAL CHARGES
(Applicable only to John Hancock USA Contracts issued prior to November 1996)

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. NO WITHDRAWAL CHARGE WILL BE IMPOSED ON WITHDRAWALS FROM CONTRACTS ISSUED ON OR AFTER NOVEMBER 1, 1996. There is never a withdrawal charge with respect to earnings accumulated in the Contract, certain other free withdrawal amounts described below or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 3% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below.

Each withdrawal from the Contract is allocated first to the "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). In any Contract Year, the free Withdrawal Amount for that year is the greater of:
       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and
       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

Withdrawals allocated to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. The free Withdrawal Amount will be applied to a requested withdrawal, first, to withdrawals from Variable Investment Options and then to withdrawals from the one-year Fixed Investment Option.

If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request that has been in the Contract for less than three years is subject to a withdrawal charge of 3% as shown below.

 WITHDRAWAL CHARGE FOR JOHN HANCOCK USA CONTRACTS ISSUED PRIOR TO NOVEMBER, 1996
           (from date of payment, as a percentage of Purchase Payment)

First Year                3%
Second Year               3%
Third Year                3%
Thereafter                0%


The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account minus any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

There are or may be situations (see "Reduction or Elimination of Charges and Deductions" below), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."

ASSET-BASED CHARGES

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee
We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each Sub Account a daily fee at an annual effective rate of 0.15% of the value of each Variable Investment Option as an administration fee. The fee is designed to help compensate us for administering the Contracts and operating the Separate Accounts. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.

Distribution Fee
A daily fee at an annual effective rate of 0.25% of the value of each Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% (1.30% for Contracts issued after February 12, 2007) of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:
       - We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.
       - We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.
       - We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

       - We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
       - We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may have issued Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts and certificates have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.
                    (2) We pay premium tax upon receipt of Purchase Payment.
                    (3) 0.80% on Purchase Payments in excess of $500,000.
                    (4) Referred to as a "maintenance fee."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Rider.


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

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange is tax free if certain requirements were satisfied. If the exchange was tax free, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not have exceeded your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).

If you exchanged part of an existing contract for the Contract, and within 12 months of the exchange you received a payment (e.g., you made a withdrawal) from either contract, the exchange may not have been treated as a tax-free exchange. Rather, the exchange may have been treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract would be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you made a withdrawal from either contract within 12 months after the exchange.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.


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Undistributed Gains
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or


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       -  if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:
       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
       - if distributed in accordance with an existing Annuity Option other than the Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
       - if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or
       - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that

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a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010
On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)

The Contracts were also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


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Required Minimum Distributions
Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with RMD requirements and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions
There is also a 10% penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers
If permitted under your plan, you may make a distribution:
       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;
       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;
       - from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or
       - from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a "tax-free rollover" to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan,

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make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions from a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.

Withholding on Rollover Distributions
Eligible rollover distributions from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of the distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A QUALIFIED PLAN.

Conversions and Rollovers to Roth IRAs
You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.


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If you converted a Contract issued as a traditional IRA (or other type of
Qualified Contract, if permitted under your plan) to a Roth IRA, or instructed us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may have instructed us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instructed us to withhold for taxes when converting an existing Contract to a Roth IRA, we treated any amount we withheld as a withdrawal from your Contract, which could have resulted in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Qualified Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We did not offer this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract was sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans
We currently offer a loan privilege to Owners of Contracts issued in connection with section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.

Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. With regard to Qualified Plans, although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distribution distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, was the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund of funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sold you a Contract typically received a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers were also paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation
The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 2.5% of Purchase Payments (3.00% for Contracts issued on and after February 12, 2007). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments (1.50% for Contracts issued on and after February 12, 2007). The greater the amount paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under a Contract (see "VI. Charges and Deductions").


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2010, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

TRANSACTION CONFIRMATIONS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


Financial Statements
The Statements of Additional Information also contain the Company's financial statements for the years ended December 31, 2010 and 2009, and its Separate Account financial statements for the year ended December 31, 2010 (the "Financial Statements"). Our Financial Statements provide information on our financial strength for the year ended 2010, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge
        (for John Hancock USA Contracts Issued prior to November 1, 1996)

Effective November 1, 1996, no withdrawal charge will be imposed on withdrawals from Contracts.

EXAMPLE 1 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total Purchase Payments made under the Contract less any prior partial withdrawals in that Contract Year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          1                  55,000               5,000(1)               50,000                  3%                   1,500
----------------------------------------------------------------------------------------------------------------------------------
          2                  50,500               5,000(2)               45,500                  3%                   1,365
----------------------------------------------------------------------------------------------------------------------------------
          3                  60,000               10,000(3)              50,000                  3%                   1,500
----------------------------------------------------------------------------------------------------------------------------------
          4                  70,000               20,000(4)              50,000                  0%                     0
----------------------------------------------------------------------------------------------------------------------------------


 (1) In the first Contract Year the earnings under the Contract and 10% of Purchase Payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against such liquidated Purchase Payment (Contract Value less free Withdrawal Amount).
 (2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free Withdrawal Amount is equal to 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less free Withdrawal Amount).
 (3) In the example for the third Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the Purchase Payments liquidated (Contract Value less free Withdrawal Amount).
 (4) There is no withdrawal charge on any Purchase Payments liquidated that have been in the Contract for at least 3 years.

EXAMPLE 2 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated Purchase Payments (accumulated earnings), or 10% of Purchase Payments less 100% of all prior withdrawals in that Contract Year.

--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE      REQUESTED            AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
       65,000            2,000            15,000(1)                 0                     3%                    0
--------------------------------------------------------------------------------------------------------------------------
       49,000            5,000             3,000(2)               2,000                   3%                    60
--------------------------------------------------------------------------------------------------------------------------
       52,000            7,000             4,000(3)               3,000                   3%                    90
--------------------------------------------------------------------------------------------------------------------------
       44,000            8,000               0(4)                 8,000                   3%                   240
--------------------------------------------------------------------------------------------------------------------------


 (1) For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no Purchase Payments are liquidated and no withdrawal charge applies.
 (2) The Contract has negative accumulated earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of Purchase Payments less all prior withdrawals. Since $2,000 has already been withdrawn earlier in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $48,000.
 (3) The Contract has increased in value to $52,000. The unliquidated Purchase Payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $2,000 - $5,000 0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $45,000.
 (4) The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of Purchase Payments ($5,000) has already been utilized. The full amount of $8,000 will result in Purchase Payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of Purchase Payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.

--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or
                    withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
    (SEP-IRAS)      employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities."
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R.-10" or "Keogh,"
  PLANS (H.R.-10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

               Appendix C: Optional Enhanced Death Benefit Riders

This Appendix provides a general description of two optional enhanced death benefit Riders:
       - Annual Step-Up Death Benefit - not offered for Contracts issued prior to February 12, 2007; and
       - Triple Protection Death Benefit - not offered by John Hancock New York or by John Hancock USA for Contracts issued prior to December 8, 2003.

These Riders were not available at all times or in all jurisdictions. Where available, you could only elect the Rider at the time you purchased a Contract. If you purchased an optional benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any optional benefit Riders applicable to your Contract. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.

ANNUAL STEP-UP DEATH BENEFIT

If you elected the optional Annual Step-Up Death Benefit Rider, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. The Annual Step-Up Death Benefit Rider only is available for Contracts issued on or after February 12, 2007. If you elected the Annual Step-Up Death Benefit Rider, the oldest Owner of a Contract could not be age 80 or older on the effective date of the Rider. (We impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:
       - the death benefit described under "Death Benefit During Accumulation Period"; or
       -  the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:
       (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and
       (b) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner subject to our age issue rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit
The optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the optional Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee
A daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account is deducted from each Subaccount for the Annual Step-Up Death Benefit.

The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

TRIPLE PROTECTION DEATH BENEFIT
(Not offered in New York or Washington)

If you elected the optional the Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's Maturity Date, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit Factor" plus the greatest of:
       -  the Contract Value;
       -  the Return of Purchase Payments Death Benefit Factor;
       -  the Annual Step-Up Death Benefit Factor; or
       -  the Graded Death Benefit Factor.

We deduct any Debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume a single Purchase Payment of $100,000 is made into the Contract, no Additional Purchase Payments are made and there are no partial withdrawals. Assume the Contract Value on the date the Triple Protection Death Benefit is determined is equal to $175,000:
       -  Earnings Basis is equal to 150% of $100,000 or $150,000.
       - Earnings is equal to $175,000 minus $150,000 or $25,000. Note that for purposes of Triple Protection Death Benefit, Earnings are always less than the excess of account value over payments. In this example, they are less than $75,000 (or $175,000 minus $100,000).

The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000 or $12,500.

Return of Purchase Payments Death Benefit Factor
The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.

Annual Step-Up Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.

Graded Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

     1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN           MULTIPLIER(*)
          CONTRACT
-------------------------------------------------
             0                        100%
             1                        110%
             2                        120%
             3                        130%
             4                        140%
             5                        150%
-------------------------------------------------


                (*) If a Purchase Payment is received on or
                    after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.

     2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

The Triple Protection Death Benefit Factors are separate and distinct from similarly named terms, such as "Annual Step-Up Death Benefit" that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions
If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by the Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of Triple Protection Death Benefit
We determine the death benefit paid under the Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:
       - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract.
       - In determining the "Enhanced Earnings Death Benefit" Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor.
       - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Investment Options
At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.

Termination of the Triple Protection Death Benefit Rider
The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:
       -  the date the Contract terminates;
       -  the Maturity Date; or
       - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Determination of the Triple Protection Death Benefit Fee
Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:
       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up
       -  Principal Plus for Life Plus Spousal Protection

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.

For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "Impact of Divorce" in "V. Description of the
Contract - Accumulation Period Provisions" for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;
       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider;
       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and
       - you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.

You could only purchase a Guaranteed Minimum Withdrawal Benefit Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see "Other Contract Provision - Right to Review" in "V. Description of the Contract"), you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:
       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life - Joint Life (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the

"Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments
Your Contract requires that you must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.

PURCHASE PAYMENT LIMITS ON NONQUALIFIED CONTRACTS. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:
       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

PURCHASE PAYMENT LIMITS ON QUALIFIED CONTRACTS (NOT APPLICABLE TO PRINCIPAL PLUS, WHICH APPLIES NONQUALIFIED CONTRACT LIMITS TO QUALIFIED CONTRACTS). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:
       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;
       - for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but
       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

GENERAL RIGHT OF REFUSAL. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
       (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or
       (b) in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see "Restricted Model Allocations" below).

Subject to our restrictions on frequent trading:
       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "V. Description of the Contract - Accumulation Period Provisions - Withdrawals." We

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITABLE FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust (not available with Principal Returns)
       -  Lifestyle Moderate Trust
       -  Money Market Trust
       -  Total Bond Market Trust A
       -  Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.

RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust
       - Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns.)

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATIONS:

------------------------------------------------------------------------------------------------
      MODEL ALLOCATION NAME        MODEL ALLOCATION PERCENTAGE            PORTFOLIO NAME
------------------------------------------------------------------------------------------------
AMERICAN GLOBAL DIVERSIFICATION                 50%              American Global Growth Trust
(not available after April 30,
2009)                                           20%              American Bond Trust
                                                15%              American Global Small
                                                10%              Capitalization Trust
                                                 5%              American High-Income Bond Trust
                                                                 American New World Trust
------------------------------------------------------------------------------------------------

FUNDAMENTAL HOLDINGS OF AMERICA                 35%              American Bond Trust
(not available after April 30,
  2009)                                         25%              American Growth-Income Trust
                                                25%              American Growth Trust
                                                15%              American International Trust
------------------------------------------------------------------------------------------------

GLOBAL BALANCED                                 30%              Fundamental Value Trust
(not available after April 30,
  2007)                                         25%              American International Trust
                                                25%              Global Allocation Trust
                                                20%              Global Bond Trust
------------------------------------------------------------------------------------------------

BLUE CHIP BALANCED                              40%              Investment Quality Bond Trust
(not available after April 30,
  2007)                                         30%              American Growth Trust
                                                30%              American Growth-Income Trust
------------------------------------------------------------------------------------------------

VALUE STRATEGY                                  30%              Fundamental Value Trust
(not available after February 10,
  2006)                                         30%              Equity-Income Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

GROWTH BLEND                                    40%              Blue Chip Growth Trust
(not available after February 10,
  2006)                                         20%              American Growth-Income Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

CORE HOLDINGS OF AMERICA                        35%              Active Bond Trust
(not available after August 1,
  2005)                                         25%              American Growth Trust
                                                25%              American Growth-Income Trust
                                                15%              American International Trust
------------------------------------------------------------------------------------------------

CORE SOLUTION                                   34%              Strategic Income Trust
(not available after April 30,
  2005)                                         33%              Blue Chip Growth Trust
                                                33%              Equity-Income Trust
------------------------------------------------------------------------------------------------

VALUE BLEND                                     40%              Equity-Income Trust
(not available after April 30,
  2005)                                         20%              American Growth Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

GLOBAL                                          30%              International Value Trust
(not available after April 30,
  2005)                                         30%              Global Bond Trust
                                                20%              American Growth-Income Trust
                                                20%              Blue Chip Growth Trust
------------------------------------------------------------------------------------------------


A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;
       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;
       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups.

ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
OVERVIEW. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider's Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can preauthorize periodic withdrawals to receive amounts guaranteed under the Rider. The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is effect.

Income Made Easy withdrawals, like other withdrawals:
       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax;
       -  reduce the death benefit and other optional benefits;
       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
       -  may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal
Services - The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:
       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre- 59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "V. Description of the Contract - Pay-out Period Provisions").

When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES RIDERS

Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life 12.08 - 5%
       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:
       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.
       - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).

       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.

The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchased the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.

"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements
We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract").We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).

EXCESS WITHDRAWALS. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75% x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50%
x $99,000).

The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life 12.08 Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime

Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.

ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review) ); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:
                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
            -  For Contracts issued in New York, the Bonus will be equal to:
                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            -  the 10th Contract Anniversary after the effective date of the
               Income Plus For Life (Quarterly Step-Up Review) Rider; or
            -  the Contract Anniversary on or next following the date the
               Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we would apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we would apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,700 (5% x $114,000).

Now assume you took an Excess Withdrawal of $10,000 during the third Contract Year that reduced the Benefit Base to $100,000, and you took no withdrawal and made an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there was no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we would apply an Annual Credit to the Benefit Base. The Credit would be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base would increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount would increase to $5,618 (5% x $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount" (see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:
       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase

Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4(th) Contract Year. The Target Amount is the greater of:
       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, were 61, you took no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary was $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years was $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals were taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary would equal $8,750 (7% x $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest

Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWALS. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you would have reduced your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would have reduced your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75%
x $99,000).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50% x $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS


Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York) .
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the

Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:
            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;
            -  6% for Riders purchased before January 17, 2008 or in New York.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or
            - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-
3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

EXCESS WITHDRAWALS. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the Withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the

Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
            -  the Withdrawal Amount; divided by
            -  the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------
IF THE DECEASED OWNER     THEN
IS:                       INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------
1.  Not the Covered       -  may continue if the Beneficiary elects to continue
    Person and the           the Contract within the time we permit under our
    Beneficiary is the       administrative rules. We will automatically increase
    deceased Owner's         the Benefit Base to equal the initial death benefit
    spouse                   we determine, if the death benefit is greater than
                             the Benefit Base prior to our determination. We will
                             also recalculate the Lifetime Income Amount to equal
                             5% of the recalculated Benefit Base and will assess
                             the Rider fee based on the recalculated Benefit
                             Base.
                          -  enters its Settlement Phase if a subsequent
                             withdrawal would deplete the Contract Value to zero,
                             and the remaining Lifetime Income Amount for the
                             year of withdrawal is still greater than zero.
                          -  continues to be eligible for any remaining Credits
                             and Step-Ups, and a Target Amount adjustment, but we
                             will change the date we determine and apply these
                             benefits to future anniversaries of the date we
                             determine the initial death benefit. We will permit
                             the spouse to opt out of an increase in the Benefit
                             Base, if any, to reflect the initial death benefit
                             and any future Step-Ups if we increase the rate of
                             the Income Plus For Life (Annual Step-Up Review) fee
                             at that time.

---------------------------------------------------------------------------------

2.  Not the Covered       -  may continue in the same manner as 1.
    Person and the        -  enters its Settlement Phase if a subsequent
    Beneficiary is not       withdrawal would deplete the Contract Value to zero,
    the deceased             and the remaining Lifetime Income Amount for the
    Owner's spouse           year of withdrawal is still greater than zero.
                          -  does not continue to be eligible for any Credits and
                             Step-Ups, or a Target Amount adjustment. We will
                             permit the Beneficiary to opt out of an increase in
                             the Benefit Base, if any, to reflect the initial
                             death benefit if we increase the rate of the Income
                             Plus For Life (Annual Step-Up Review) fee at that
                             time.

---------------------------------------------------------------------------------

3.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is the
    deceased Owner's
    spouse

---------------------------------------------------------------------------------

4.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is not
    the deceased
    Owner's spouse

---------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (see "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For
Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES RIDERS

Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your

Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%
       -  Principal Plus for Life Plus Spousal Protection - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)

The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
       - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)

The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.
       - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
       -  in the case of the Lifetime Income Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

CREDITS. The Riders provide the following Credit features:
       -  Credit Rate - 5%.
       -  initial Credit Period
            -  (for Principal Plus) - the first 5 Contract Years.
            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.
            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.
       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:
       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise
       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:
       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.
       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30(th) Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWALS. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal.

For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  5% of the greater of: (a) the Contract Value after the withdrawal or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE            THEN
BENEFICIARY IS:   PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30(th) Contract
                     Anniversary.

---------------------------------------------------------------------------------------

2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person and       continues with respect to the Guaranteed Withdrawal Amount if the
    the              death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person and       Life does not continue to be eligible for any remaining Credits
    the              and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not the       to the death benefit. We will permit the Beneficiary to opt out of
    deceased         the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not the       determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. An individual Beneficiary who is the deceased Owner's surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups).We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:
       - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
       - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

       - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. An individual Beneficiary who is the deceased Owner's surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner's death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or
       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or
       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL RETURNS RIDER

Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base
The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
       -  8% of the Benefit Base immediately after the Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).

ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).
As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:
       -  the amount of your initial Purchase Payments, up to $5 million; or
       - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10(th) Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date. After the 9(th) Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWALS. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
       -  Continues if the Benefit Base is greater than zero.
       - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
       - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
       -  Continues to impose the Rider fee.
       - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
       - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. An individual Beneficiary who is the deceased Owner's surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  the date the Benefit Base and the Contract Value both deplete to zero;
          or
       -  the date an Annuity Option under the Contract begins; or

       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

                  Appendix U: Tables of Accumulation Unit Value

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III. Fee Tables" for additional information on these charges.)

Please note that fees for the guaranteed minimum withdrawal benefit Riders (i.e., Income Plus For Life Series, Income Plus For Life - Joint Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection and Principal Returns) and for the Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vision/NYVision Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                ACCUMULATION UNIT VALUES- VISION VARIABLE ANNUITY

                             YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR
                             ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                           12/31/10   12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
  Value at Start of Year      9.193      7.433    12.035    11.664    10.288    10.029     9.247     7.344      9.638     11.182
  Value at End of Year       10.361      9.193     7.433    12.035    11.664    10.288    10.029     9.247      7.344      9.638
  Vision No. of Units       116,217    133,102   174,737   204,221   251,958   369,671   448,403   504,054    516,352    654,001
  NY Vision No. of Units     20,365     21,714    21,714    36,751    42,783    47,898    42,475    35,590     37,349     34,422
500 INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
  Value at Start of Year     11.920      9.649    15.671    15.214    13.442    13.125    12.131     9.653     12.500         --
  Value at End of Year       13.399     11.920     9.649    15.671    15.214    13.442    13.125    12.131      9.653         --
  Vision No. of Units        37,085     46,350    55,664    71,786   143,842   116,070   206,315   152,138    105,254         --
  NY Vision No. of Units     14,661     14,985    66,236    71,880    57,039    59,566    70,519    72,320     34,984         --
ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
  Value at Start of Year     14.261     11.616    13.201    12.900    12.559    12.500        --        --         --         --
  Value at End of Year       15.970     14.261    11.616    13.201    12.900    12.559        --        --         --         --
  Vision No. of Units       194,220    221,018   283,340   374,488   476,967   635,054        --        --         --         --
  NY Vision No. of Units     27,697     29,151    31,637    36,963    45,566    52,629        --        --         --         --
ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
  Value at Start of Year     14.115     11.537    13.127    12.861    12.546    12.500        --        --         --         --
  Value at End of Year       15.787     14.115    11.537    13.127    12.861    12.546        --        --         --         --
  Vision No. of Units       170,232    218,265   274,451   411,368   484,185   621,627        --        --         --         --
  NY Vision No. of Units      1,800      2,829     2,829     2,959     4,918     6,574        --        --         --         --
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
  Value at Start of Year         --         --        --        --        --        --    11.831     8.984     12.173     16.721
  Value at End of Year           --         --        --        --        --        --    12.715    11.831      8.984     12.173
  Vision No. of Units            --         --        --        --        --        --   377,976   455,384    803,893    910,485
  NY Vision No. of Units         --         --        --        --        --        --    48,868    52,972     72,308    108,705
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-01-05) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
  Value at Start of Year         --         --        --        --        --        --    12.448     9.474     12.500         --
  Value at End of Year           --         --        --        --        --        --    13.371    12.448      9.474         --
  Vision No. of Units            --         --        --        --        --        --    36,492    43,565     49,563         --
  NY Vision No. of Units         --         --        --        --        --        --     1,885     2,453      2,590         --
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
  Value at Start of Year     15.375     12.167    20.491    20.293    17.978    16.755    14.643    11.317     15.389     19.898
  Value at End of Year       17.095     15.375    12.167    20.491    20.293    17.978    16.755    14.643     11.317     15.389
  Vision No. of Units       147,328    171,489   205,926   275,974   342,482   403,495   509,601   668,266    993,635  1,455,900
  NY Vision No. of Units     15,796     16,179    16,471    19,117    24,139    28,675    34,655    40,660     45,797     58,627
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
  Value at Start of Year     12.582      9.973    16.830    16.708    14.828    13.843    12.127     9.393     12.500         --
  Value at End of Year       13.962     12.582     9.973    16.830    16.708    14.828    13.843    12.127      9.393         --
  Vision No. of Units         1,245      1,478     1,632     1,769     3,854     4,488    16,145    29,484     32,453         --
  NY Vision No. of Units        227        227       227       256     4,078     4,078     4,112     4,145      4,057         --
ALL CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 5-03-10) - SERIES I SHARES (units first credited 3-04-1996)
Contracts with no Optional Benefits
  Value at Start of Year         --     12.377    21.675    19.667    18.760    17.498    16.700    13.137     17.668     23.566
  Value at End of Year           --     14.742    12.377    21.675    19.667    18.760    17.498    16.700     13.137     17.668
  Vision No. of Units            --    262,869   319,458   381,517   471,217   575,634   767,822   982,391  1,338,912  1,858,090
  NY Vision No. of Units         --     18,511    20,531    28,599    36,366    44,400    50,841    65,230     77,918    105,241

Vision/NYVision Prior

                                   YEAR     YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                   ENDED    ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
ALL CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
  Value at Start of Year               --     8.797    15.437    14.035    13.420    12.543    11.993     9.451    12.500        --
  Value at End of Year                 --    10.459     8.797    15.437    14.035    13.420    12.543    11.993     9.451        --
  Vision No. of Units                  --    10,721    10,846    13,840    14,315    19,130    26,443    66,297    22,072        --
  NY Vision No. of Units               --     6,616     6,619    11,547    17,860    17,693    18,034    20,319    18,180        --
ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
  Value at Start of Year           14.858    11.931    17.032    15.986    14.291    13.744    12.050     8.854    12.473    12.500
  Value at End of Year             17.298    14.858    11.931    17.032    15.986    14.291    13.744    12.050     8.854    12.473
  Vision No. of Units              79,038    81,669    90,617    96,838   122,065   137,771   163,474   156,302   106,832    57,736
  NY Vision No. of Units            2,235     2,235     2,235     8,096     8,551    12,630     2,235     3,814     1,632     1,521
ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
  Value at Start of Year           14.693    11.817    16.891    15.895    14.233    13.726    12.051     8.867    12.500        --
  Value at End of Year             17.074    14.693    11.817    16.891    15.895    14.233    13.726    12.051     8.867        --
  Vision No. of Units              28,500    33,665    40,678    50,493    59,105    74,210   124,108    75,496    41,960        --
  NY Vision No. of Units            8,258     9,055     9,908    15,041    15,338    14,380    12,839    14,647    15,498        --
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
  Value at Start of Year           10.447     8.620    12.497    12.500        --        --        --        --        --        --
  Value at End of Year             11.494    10.447     8.620    12.497        --        --        --        --        --        --
  Vision 2007 No. of Units      3,606,564 3,340,705 2,351,755   979,439        --        --        --        --        --        --
  NY Vision 2007 No. of Units      38,911    39,883    35,845    13,403        --        --        --        --        --        --
Contracts with no Optional Benefits
  Value at Start of Year           10.447     8.628    12.501    12.500        --        --        --        --        --        --
  Value at End of Year             11.515    10.447     8.628    12.501        --        --        --        --        --        --
  Vision No. of Units           1,035,155 1,159,503   228,444   165,167        --        --        --        --        --        --
  NY Vision No. of Units           38,019    41,173     8,754     8,389        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
  Value at Start of Year           10.391     8.591    12.480    12.500        --        --        --        --        --        --
  Value at End of Year             11.410    10.391     8.591    12.480        --        --        --        --        --        --
  Vision 2007 No. of Units        712,455   838,339   804,603   357,853        --        --        --        --        --        --
  NY Vision 2007 No. of Units      33,080    33,310    23,101    14,445        --        --        --        --        --        --
AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
  Value at Start of Year           15.292    12.235    19.726    19.763    17.202    16.395    15.274    12.500        --        --
  Value at End of Year             16.866    15.292    12.235    19.726    19.763    17.202    16.395    15.274        --        --
  Vision No. of Units             133,048   147,784   202,186   241,986   307,474   316,180        --        --        --        --
  NY Vision No. of Units              617       617       629     1,300     1,554     1,589     1,464        --        --        --
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Vision 2007 Contracts with no Optional Benefits
  Value at Start of Year           12.796    11.629    13.117    13.194        --        --        --        --        --        --
  Value at End of Year             13.331    12.796    11.629    13.117        --        --        --        --        --        --
  Vision 2007 No. of Units        496,525   523,675   474,424   563,792        --        --        --        --        --        --
  NY Vision 2007 No. of Units       9,380     9,473     9,394    10,942        --        --        --        --        --        --
Contracts with no Optional Benefits
  Value at Start of Year           12.824    11.649    13.133    12.994    12.405    12.500        --        --        --        --
  Value at End of Year             13.367    12.824    11.649    13.133    12.994    12.405        --        --        --        --
  Vision No. of Units             206,118   225,339   188,628   193,104    85,603    25,346        --        --        --        --
  NY Vision No. of Units              604     3,441     2,591     6,815     3,898     1,723        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
  Value at Start of Year           12.684    11.550    13.054    13.148        --        --        --        --        --        --
  Value at End of Year             13.187    12.684    11.550    13.054        --        --        --        --        --        --
  Vision 2007 No. of Units        136,743   140,214   176,278   246,067        --        --        --        --        --        --
  NY Vision 2007 No. of Units       3,149     3,304     2,459     2,675        --        --        --        --        --        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                   ENDED     ENDED     ENDED     ENDED     ENDED    ENDED      ENDED    ENDED      ENDED    ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Vision 2007 Contracts with no Optional Benefits
  Value at Start of Year           10.616     8.524    12.560    12.500        --        --        --        --        --        --
  Value at End of Year             11.501    10.616     8.524    12.560        --        --        --        --        --        --
  Vision 2007 No. of Units      1,359,706 1,417,544 1,154,199    96,637        --        --        --        --        --        --
  NY Vision 2007 No. of Units      52,811    46,993    29,544        --        --        --        --        --        --        --
Contracts with no Optional Benefits
  Value at Start of Year           10.627     8.528    12.561    12.500        --        --        --        --        --        --
  Value at End of Year             11.519    10.627     8.528    12.561        --        --        --        --        --        --
  Vision No. of Units              49,000    64,299    95,382     1,588        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
  Value at Start of Year           10.571     8.504    12.556    12.500        --        --        --        --        --        --
  Value at End of Year             11.429    10.571     8.504    12.556        --        --        --        --        --        --
  Vision 2007 No. of Units        652,583   709,101   438,634     5,456        --        --        --        --        --        --
  NY Vision 2007 No. of Units       5,988     6,012     7,197        --        --        --        --        --        --        --
AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Vision 2007 Contracts with no Optional Benefits
  Value at Start of Year           10.774     8.041    12.555    12.500        --        --        --        --        --        --
  Value at End of Year             11.895    10.774     8.041    12.555        --        --        --        --        --        --
  Vision 2007 No. of Units        872,671 1,038,979   965,464    62,185        --        --        --        --        --        --
  NY Vision 2007 No. of Units      19,768    25,629    32,085        --        --        --        --        --        --        --
Contracts with no Optional Benefits
  Value at Start of Year           10.786     8.045    12.556    12.500        --        --        --        --        --        --
  Value at End of Year             11.914    10.786     8.045    12.556        --        --        --        --        --        --
  Vision No. of Units              31,668    35,496    46,646     2,582        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
  Value at Start of Year           10.728     8.022    12.552    12.500        --        --        --        --        --        --
  Value at End of Year             11.821    10.728     8.022    12.552        --        --        --        --        --        --
  Vision 2007 No. of Units        533,169   587,005   508,765    54,878        --        --        --        --        --        --
  NY Vision 2007 No. of Units       6,188     6,286     7,854        --        --        --        --        --        --        --
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
  Value at Start of Year           11.066     7.959    13.203    12.500        --        --        --        --        --        --
  Value at End of Year             12.095    11.066     7.959    13.203        --        --        --        --        --        --
  Vision 2007 No. of Units        230,363   252,317   327,275   350,974        --        --        --        --        --        --
  NY Vision 2007 No. of Units         704       704       704       927        --        --        --        --        --        --
Contracts with no Optional Benefits
  Value at Start of Year           11.081     7.966    13.208    12.500        --        --        --        --        --        --
  Value at End of Year             12.117    11.081     7.966    13.208        --        --        --        --        --        --
  Vision No. of Units              81,443    72,811    36,421    85,606        --        --        --        --        --        --
  NY Vision No. of Units            9,133     8,972     9,866     4,001        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
  Value at Start of Year           11.007     7.932    13.186    12.500        --        --        --        --        --        --
  Value at End of Year             12.007    11.007     7.932    13.186        --        --        --        --        --        --
  Vision 2007 No. of Units        109,495   112,975   137,956   127,617        --        --        --        --        --        --
  NY Vision 2007 No. of Units       1,078     1,214       238        --        --        --        --        --        --        --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
  Value at Start of Year            9.655     6.121    13.475    12.500        --        --        --        --        --        --
  Value at End of Year             11.566     9.655     6.121    13.475        --        --        --        --        --        --
  Vision 2007 No. of Units         83,289    99,033   143,057   110,712        --        --        --        --        --        --
  NY Vision 2007 No. of Units         224       238        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
  Value at Start of Year            9.667     6.126    13.480    12.500        --        --        --        --        --        --
  Value at End of Year             11.587     9.667     6.126    13.480        --        --        --        --        --        --
  Vision No. of Units              42,468    37,543    13,938    31,024        --        --        --        --        --        --
  NY Vision No. of Units            4,354     4,354     6,051     2,291        --        --        --        --        --        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED      ENDED     ENDED    ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year           9.603     6.100    13.457    12.500        --        --        --        --        --        --
   Value at End of Year            11.481     9.603     6.100    13.457        --        --        --        --        --        --
   Vision 2007 No. of Units        30,491    36,567    52,713    44,430        --        --        --        --        --        --
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          16.849    12.358    22.561    21.565        --        --        --        --        --        --
   Value at End of Year            19.570    16.849    12.358    22.561        --        --        --        --        --        --
   Vision 2007 No. of Units       240,084   283,508   327,817   258,361        --        --        --        --        --        --
   NY Vision 2007 No. of Units      3,565     3,649     3,685     4,177        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          16.849    12.358    22.561    20.578    19.079    16.780    15.244    12.500        --        --
   Value at End of Year            19.645    16.849    12.358    22.561    20.578    19.079    16.780    15.244        --        --
   Vision No. of Units            597,927   684,909   799,764   890,649 1,022,250 1,123,993 1,160,587   516,807        --        --
   NY Vision No. of Units           7,570     9,021    11,524    17,414    20,883    21,735     9,622     4,095        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          16.626    12.219    22.352    21.393        --        --        --        --        --        --
   Value at End of Year            19.273    16.626    12.219    22.352        --        --        --        --        --        --
   Vision 2007 No. of Units        59,940    66,671    98,887    80,072        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,197     1,355     1,552     1,116        --        --        --        --        --        --
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          15.513    12.076    19.867    20.178        --        --        --        --        --        --
   Value at End of Year            16.905    15.513    12.076    19.867        --        --        --        --        --        --
   Vision 2007 No. of Units       271,681   298,202   336,475   303,116        --        --        --        --        --        --
   NY Vision 2007 No. of Units      5,342     5,412     5,426     5,175        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          15.513    12.076    19.867    19.379    17.188    16.596    15.363    12.500        --        --
   Value at End of Year            16.970    15.513    12.076    19.867    19.379    17.188    16.596    15.363        --        --
   Vision No. of Units            796,348   917,083   660,449   799,164   862,636   960,769   990,232   432,573        --        --
   NY Vision No. of Units          39,269    47,082    18,255    19,498    13,741    18,071     7,914     1,947        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          15.308    11.940    19.683    20.018        --        --        --        --        --        --
   Value at End of Year            16.648    15.308    11.940    19.683        --        --        --        --        --        --
   Vision 2007 No. of Units        71,912    76,046    98,565    90,944        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,817     1,904     1,588     1,267        --        --        --        --        --        --
AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          12.085     8.880    11.947    12.500        --        --        --        --        --        --
   Value at End of Year            13.607    12.085     8.880    11.947        --        --        --        --        --        --
   Vision 2007 No. of Units        85,800   101,613   105,313    84,830        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,726     1,726     6,090     1,536        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          12.101     8.888    11.951    12.500        --        --        --        --        --        --
   Value at End of Year            13.632    12.101     8.888    11.951        --        --        --        --        --        --
   Vision No. of Units             63,935    56,802    31,027    14,354        --        --        --        --        --        --
   NY Vision No. of Units             414     1,004        --       672        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          12.021     8.851    11.931    12.500        --        --        --        --        --        --
   Value at End of Year            13.508    12.021     8.851    11.931        --        --        --        --        --        --
   Vision 2007 No. of Units        20,820    23,067    29,033    28,786        --        --        --        --        --        --
   NY Vision 2007 No. of Units        337       337        --        --        --        --        --        --        --        --
AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          24.713    17.651    31.211    28.471        --        --        --        --        --        --
   Value at End of Year            25.919    24.713    17.651    31.211        --        --        --        --        --        --
   Vision 2007 No. of Units        93,528   101,601   124,784   118,877        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,738     1,759     1,694     1,922        --        --        --        --        --        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED      ENDED     ENDED    ENDED     ENDED      ENDED     ENDED    ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
   Value at Start of Year          24.796    17.701    31.284    26.637    22.885    19.248    16.481    12.500        --        --
   Value at End of Year            26.019    24.796    17.701    31.284    26.637    22.885    19.248    16.481        --        --
   Vision No. of Units            298,386   344,278   411,153   464,638   513,743   539,948   514,539   156,117        --        --
   NY Vision No. of Units          11,538     5,528    15,988    19,624    42,613    40,145    28,062     2,201        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          24.386    17.452    30.922    28.245        --        --        --        --        --        --
   Value at End of Year            25.525    24.386    17.452    30.922        --        --        --        --        --        --
   Vision 2007 No. of Units        28,609    30,551    47,134    40,140        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,033     1,092     1,243       899        --        --        --        --        --        --
AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          12.286     8.398    14.897    12.500        --        --        --        --        --        --
   Value at End of Year            14.155    12.286     8.398    14.897        --        --        --        --        --        --
   Vision 2007 No. of Units        65,997    68,549    86,465    71,263        --        --        --        --        --        --
   NY Vision 2007 No. of Units        183       186        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          12.303     8.405    14.902    12.500        --        --        --        --        --        --
   Value at End of Year            14.181    12.303     8.405    14.902        --        --        --        --        --        --
   Vision No. of Units            107,781    94,698    35,917   128,997        --        --        --        --        --        --
   NY Vision No. of Units           3,554     3,839     8,522     7,317        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          12.221     8.369    14.877    12.500        --        --        --        --        --        --
   Value at End of Year            14.052    12.221     8.369    14.877        --        --        --        --        --        --
   Vision 2007 No. of Units        22,688    13,051    22,022    19,318        --        --        --        --        --        --
   NY Vision 2007 No. of Units         70       198       225        --        --        --        --        --        --        --
BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year          13.601    10.563    17.002    17.007    14.211    12.500    12.881     9.842    11.311    12.500
   Value at End of Year            15.074    13.601    10.563    17.002    17.007    14.211    14.055    12.881     9.842    11.311
   Vision No. of Units              6,602     7,003     7,125     7,095     9,839    11,022    13,131    20,574    33,330    25,061
BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year              --        --    23.908    20.807    18.179        --        --        --        --        --
   Value at End of Year                --        --    18.914    23.908    20.807    18.179        --        --        --        --
   Vision No. of Units                 --        --        --        --        --        --        --        --        --        --
BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year          15.196    12.047    20.481    21.042    18.985    12.500    15.505    11.052    14.756    12.500
   Value at End of Year            19.208    15.196    12.047    20.481    21.042    18.985    17.508    15.505    11.052    14.756
   Vision No. of Units              2,477     2,779     2,823     2,795     2,809     6,585    10,647    21,729    25,544    22,157
BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 12-11-1992)
Contracts with no Optional Benefits
   Value at Start of Year          21.333    15.177    26.853    24.215    22.464    21.626    20.165    15.871    21.303    25.365
   Value at End of Year            24.373    21.333    15.177    26.853    24.215    22.464    21.626    20.165    15.871    21.303
   Vision No. of Units            658,442   795,313   862,985   986,392 1,158,186 1,443,660 1,830,165 2,422,532 2,744,420   893,770
   NY Vision No. of Units          32,539    34,858    40,435    57,090    91,827   113,966   141,018   162,826   170,749   214,424
BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          13.487     9.623    17.062    16.301        --        --        --        --        --        --
   Value at End of Year            15.373    13.487     9.623    17.062        --        --        --        --        --        --
   Vision 2007 No. of Units        14,396    13,201    11,518     8,758        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          12.630     9.007    15.962    14.424    13.414    12.943    12.091     9.527    12.500        --
   Value at End of Year            14.404    12.630     9.007    15.962    14.424    13.414    12.943    12.091     9.527        --
   Vision No. of Units            190,821   216,320   228,876   215,057   242,362   305,029   315,766   271,540   113,357        --
   NY Vision No. of Units          12,421    13,156    14,490    16,311    17,702    19,513    20,682    23,277    20,765        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED      ENDED     ENDED     ENDED    ENDED     ENDED     ENDED     ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          13.283     9.496    16.870    16.140        --        --        --        --        --        --
   Value at End of Year            15.110    13.283     9.496    16.870        --        --        --        --        --        --
   Vision 2007 No. of Units         9,928     6,558     5,759     1,742        --        --        --        --        --        --
   NY Vision 2007 No. of Units         65       180       200        --        --        --        --        --        --        --
CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year           8.781     6.273    10.160     9.256     9.201     8.205     7.630     5.992     8.779    10.941
   Value at End of Year             9.659     8.781     6.273    10.160     9.256     9.201     8.205     7.630     5.992     8.779
   Vision No. of Units            718,524   389,899   430,164   505,200   655,928   171,060   167,361   161,764   200,443   102,052
   NY Vision No. of Units          59,723    39,748    47,045    54,107    63,745     4,771     4,992     5,138    10,189     9,792
CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          13.770     9.861    16.012    14.973        --        --        --        --        --        --
   Value at End of Year            15.106    13.770     9.861    16.012        --        --        --        --        --        --
   Vision 2007 No. of Units        28,843    38,873    35,680       508        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          12.654     9.057    14.700    13.420    13.367    11.952    11.125     8.743    12.500        --
   Value at End of Year            13.888    12.654     9.057    14.700    13.420    13.367    11.952    11.125     8.743        --
   Vision No. of Units             85,645    86,385   111,760   148,512   206,778    71,415    39,904    52,237    49,785        --
   NY Vision No. of Units           8,110     3,146     2,343     2,451     2,504     2,623     3,992     4,375     4,564        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year              --        --        --    14.928        --        --        --        --        --        --
   Value at End of Year                --        --        --    15.832        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --        --       186        --        --        --        --        --        --
CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          11.556     9.053    12.500        --        --        --        --        --        --        --
   Value at End of Year            12.911    11.556     9.053        --        --        --        --        --        --        --
   Vision 2007 No. of Units       261,313   298,220   190,312        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,094     5,263     9,142        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          11.565     9.056    12.500        --        --        --        --        --        --        --
   Value at End of Year            12.927    11.565     9.056        --        --        --        --        --        --        --
   Vision No. of Units              6,321    17,758    24,013        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          11.521     9.043    12.500        --        --        --        --        --        --        --
   Value at End of Year            12.845    11.521     9.043        --        --        --        --        --        --        --
   Vision 2007 No. of Units       119,189   139,800    94,872        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     16,205    16,922    21,708        --        --        --        --        --        --        --
CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2004)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year              --        --    14.405    17.697        --        --        --        --        --        --
   Value at End of Year                --        --     7.692    14.405        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --     3,935       189        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year              --        --    14.431    16.828    14.768    13.745    12.500        --        --        --
   Value at End of Year                --        --     7.710    14.431    16.828    14.768    13.745        --        --        --
   Vision No. of Units                 --        --    12,627    33,657    45,835    30,038    12,844        --        --        --
   NY Vision No. of Units              --        --        --       455       455        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year              --        --    14.300    17.592        --        --        --        --        --        --
   Value at End of Year                --        --     7.621    14.300        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --     2,363     2,363        --        --        --        --        --        --
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          10.744     8.736    12.500        --        --        --        --        --        --        --
   Value at End of Year            11.649    10.744     8.736        --        --        --        --        --        --        --
   Vision 2007 No. of Units       223,215   218,309   101,130        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units        636     4,988       679        --        --        --        --        --        --        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED    ENDED     ENDED      ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
   Value at Start of Year          10.752     8.738    12.500        --        --        --        --        --        --        --
   Value at End of Year            11.664    10.752     8.738        --        --        --        --        --        --        --
   Vision No. of Units             55,777    60,364     2,972        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          10.711     8.726    12.500        --        --        --        --        --        --        --
   Value at End of Year            11.590    10.711     8.726        --        --        --        --        --        --        --
   Vision 2007 No. of Units        98,746   101,173    32,294        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units      2,078     2,089     4,676        --        --        --        --        --        --        --
CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of Year          15.012    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            16.350    15.012        --        --        --        --        --        --        --        --
   Vision No. of Units             11,461     2,197        --        --        --        --        --        --        --        --
CORE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of Year          15.004    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            16.537    15.004        --        --        --        --        --        --        --        --
   Vision No. of Units             16,311     4,341        --        --        --        --        --        --        --        --
CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of Year          14.494    13.443    13.251    12.703    12.463    12.500        --        --        --        --
   Value at End of Year            15.243    14.494    13.443    13.251    12.703    12.463        --        --        --        --
   Vision No. of Units             26,507    24,534    13,030    14,809     3,201     2,746        --        --        --        --
   NY Vision No. of Units           1,542       888        --       696       957       957        --        --        --        --
CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          15.365    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            16.949    15.365        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       107,064    86,547        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units        217       211        --        --        --        --        --        --        --        --
Contracts with no Optional  Benefits
   Value at Start of Year          15.370    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            16.963    15.370        --        --        --        --        --        --        --        --
   Vision No. of Units             13,339     7,244        --        --        --        --        --        --        --        --
   NY Vision No. of Units           3,143     3,624        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          15.344    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            16.893    15.344        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        22,452    11,959        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,376     1,461        --        --        --        --        --        --        --        --
CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2004)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year              --        --    14.126    15.860        --        --        --        --        --        --
   Value at End of Year                --        --     6.306    14.126        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --     2,795     3,549        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year              --        --    14.152    15.317    14.624    14.055    12.500        --        --        --
   Value at End of Year                --        --     6.321    14.152    15.317    14.624    14.055        --        --        --
   Vision No. of Units                 --        --    25,880    28,662    43,890    47,644    59,396        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year              --        --    14.023    15.765        --        --        --        --        --        --
   Value at End of Year                --        --     6.247    14.023        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --     3,421        --        --        --        --        --        --        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED     ENDED     ENDED      ENDED    ENDED      ENDED    ENDED     ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 5-01-2009)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          14.679    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            15.824    14.679        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        52,998    57,059        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units      4,631        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          14.684    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            15.837    14.684        --        --        --        --        --        --        --        --
   Vision No. of Units             13,345     3,081        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          14.659    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            15.771    14.659        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        16,647    12,388        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,471     1,530        --        --        --        --        --        --        --        --
CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          15.173    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            16.154    15.173        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       131,618    96,016        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,657        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          15.178    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            16.167    15.178        --        --        --        --        --        --        --        --
   Vision No. of Units             15,633     8,594        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          15.153    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            16.100    15.153        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        60,527    42,891        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units      5,339     5,408        --        --        --        --        --        --        --        --
CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 2-13-2006)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          12.212    10.211    14.126    14.053        --        --        --        --        --        --
   Value at End of Year            13.468    12.212    10.211    14.126        --        --        --        --        --        --
   Vision 2007 No. of Units       502,234   525,971   463,033   307,933        --        --        --        --        --        --
   NY Vision 2007 No. of Units        348       375       733       440        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          12.236    10.225    14.139    13.492    12.500        --        --        --        --        --
   Value at End of Year            13.501    12.236    10.225    14.139    13.492        --        --        --        --        --
   Vision No. of Units             19,337    18,774    16,898    14,857       561        --        --        --        --        --
   NY Vision No. of Units           3,089     3,089     3,276     3,089     3,089        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          12.118    10.152    14.073    14.019        --        --        --        --        --        --
   Value at End of Year            13.337    12.118    10.152    14.073        --        --        --        --        --        --
   Vision 2007 No. of Units       207,504   208,200   182,142    26,480        --        --        --        --        --        --
   NY Vision 2007 No. of Units      2,242     2,283     3,604     4,078        --        --        --        --        --        --
DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          11.382     9.119    12.500        --        --        --        --        --        --        --
   Value at End of Year            12.666    11.382     9.119        --        --        --        --        --        --        --
   Vision 2007 No. of Units     1,291,017 1,411,259   328,257        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units         --     4,347       369        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          11.391     9.121    12.500        --        --        --        --        --        --        --
   Value at End of Year            12.682    11.391     9.121        --        --        --        --        --        --        --
   Vision No. of Units             17,977    17,968    28,146        --        --        --        --        --        --        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED    ENDED     ENDED      ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          11.347     9.109    12.500        --        --        --        --        --        --        --
   Value at End of Year            12.602    11.347     9.109        --        --        --        --        --        --        --
   Vision 2007 No. of Units       186,664   191,812    98,693        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,062     1,070     3,299        --        --        --        --        --        --        --
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-01-05) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year              --        --        --        --        --        --    13.566    13.186    12.500        --
   Value at End of Year                --        --        --        --        --        --    13.831    13.566    13.186        --
   Vision No. of Units                 --        --        --        --        --        --   626,977   307,153   110,149        --
   NY Vision No. of Units              --        --        --        --        --        --     7,036    11,806    19,518        --
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year              --        --        --     5.421     4.963     4.489     4.149     3.269     4.639     7.894
   Value at End of Year                --        --        --     5.826     5.421     4.963     4.489     4.149     3.269     4.639
   Vision No. of Units                 --        --        --   273,048   325,979   375,265   446,081   544,937   368,917   689,704
   NY Vision No. of Units              --        --        --    19,764    23,815    24,884    26,877    35,330    51,811    67,198
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year              --        --        --    15.798    14.505    13.165    12.165     9.578    12.500        --
   Value at End of Year                --        --        --    16.964    15.798    14.505    13.165    12.165     9.578        --
   Vision No. of Units                 --        --        --    22,645    30,312    42,934    51,546    70,072    14,507        --
   NY Vision No. of Units              --        --        --       919     1,274     1,843     2,544     3,289     1,114        --
EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year              --        --        --    19.616    17.903    16.950    16.159    12.500        --        --
   Value at End of Year                --        --        --    20.014    19.616    17.903    16.950    16.159        --        --
   Vision No. of Units                 --        --        --    14,288    16,688    11,697    10,133    15,159        --        --
   NY Vision No. of Units              --        --        --     1,630       229        --        --        --        --        --
EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-09) - SERIES I SHARES (units first credited
  1-01-1997)
Contracts with no Optional Benefits
   Value at Start of Year              --        --    20.423    19.218    19.078    16.950    16.832    12.246    17.586    22.995
   Value at End of Year                --        --    11.393    20.423    19.218    19.078    16.950    16.832    12.246    17.586
   Vision No. of Units                 --        --   116,030   151,654   209,750   261,571     7,576   444,245   497,297   585,384
   NY Vision No. of Units              --        --     8,497     9,266    13,592    17,768        --    22,090    29,806    38,326
EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-09) - SERIES II SHARES (units first credited
  1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year              --        --    14.963    14.107    14.036    13.608    12.428     9.059    12.500        --
   Value at End of Year                --        --     8.330    14.963    14.107    14.036    13.608    12.428     9.059        --
   Vision No. of Units                 --        --    21,180    39,131    74,149    92,732   115,206   144,631    50,857        --
   NY Vision No. of Units              --        --     1,186     5,020     5,823     5,010     5,135     5,572     6,599        --
EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
   Value at Start of Year          26.403    21.352    33.899    33.350    28.485    27.864    24.675    19.976    23.419    23.508
   Value at End of Year            29.898    26.403    21.352    33.899    33.350    28.485    27.864    24.675    19.976    23.419
   Vision No. of Units            685,997   784,653   919,325 1,069,998 1,268,036 1,478,399 1,836,252 2,184,808 2,434,014 2,800,396
   NY Vision No. of Units          21,091    23,587    28,292    37,191    41,122    57,637    73,656    80,793    89,060    96,083
EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          13.526    10.958    17.461    18.278        --        --        --        --        --        --
   Value at End of Year            15.281    13.526    10.958    17.461        --        --        --        --        --        --
   Vision 2007 No. of Units        56,632    47,813    36,370    34,594        --        --        --        --        --        --
   NY Vision 2007 No. of Units      1,222     1,222     1,222     1,222        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          13.526    11.302    17.461    17.739    15.184    14.882    13.202    10.703    12.500        --
   Value at End of Year            15.775    13.526    11.302    17.461    17.739    15.184    14.882    13.202    10.703        --
   Vision No. of Units            178,929   219,049   275,354   381,362   417,195   559,379   658,364   551,993   266,936        --
   NY Vision No. of Units           8,055     4,385     4,618    11,803    14,954    24,179    28,251    39,053    35,671        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED      ENDED     ENDED     ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          13.320    10.814    17.265    18.098        --        --        --        --        --        --
   Value at End of Year            15.019    13.320    10.814    17.265        --        --        --        --        --        --
   Vision 2007 No. of Units         3,895     5,400     3,824     3,552        --        --        --        --        --        --
   NY Vision 2007 No. of Units        813       928       177        --        --        --        --        --        --        --
FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year          12.031     8.649    15.889    17.337    14.315    13.256    12.210     9.293    11.505    12.500
   Value at End of Year            13.284    12.031     8.649    15.889    17.337    14.315    13.256    12.210     9.293    11.505
   Vision No. of Units             22,987    35,632    42,525    33,413    75,866    58,587    42,217    55,648    53,164    40,991
   NY Vision No. of Units           1,259     1,327     1,402     2,381     2,400     3,984     5,074     7,921     8,769     9,312
FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          13.013     9.389    17.287    18.928        --        --        --        --        --        --
   Value at End of Year            14.329    13.013     9.389    17.287        --        --        --        --        --        --
   Vision 2007 No. of Units         7,071     3,761     2,045     1,307        --        --        --        --        --        --
   NY Vision 2007 No. of Units        129       126       366        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          13.013     9.524    17.527    19.147    15.855    14.703    13.578    10.348    12.500        --
   Value at End of Year            14.550    13.013     9.524    17.527    19.147    15.855    14.703    13.578    10.348        --
   Vision No. of Units             17,620    16,702    21,567    26,293    40,839    46,075    62,662    84,598    28,348        --
   NY Vision No. of Units          14,662    14,662     4,910     4,910     4,910     9,846    10,075    10,785     4,149        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          12.815     9.265    17.093    18.741        --        --        --        --        --        --
   Value at End of Year            14.083    12.815     9.265    17.093        --        --        --        --        --        --
   Vision 2007 No. of Units           987     1,454       993       886        --        --        --        --        --        --
   NY Vision 2007 No. of Units        134       134       605       605        --        --        --        --        --        --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year           9.776     7.583    11.969    12.500        --        --        --        --        --        --
   Value at End of Year            10.614     9.776     7.583    11.969        --        --        --        --        --        --
   Vision 2007 No. of Units     2,207,403 2,678,346 3,166,000 2,068,586        --        --        --        --        --        --
   NY Vision 2007 No. of Units     16,213    19,243    25,073    21,715        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year           9.789     7.590    11.973    12.500        --        --        --        --        --        --
   Value at End of Year            10.634     9.789     7.590    11.973        --        --        --        --        --        --
   Vision No. of Units             79,624   100,017   130,398    82,173        --        --        --        --        --        --
   NY Vision No. of Units           1,622     1,959     2,387     2,618        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year           9.724     7.558    11.953    12.500        --        --        --        --        --        --
   Value at End of Year            10.537     9.724     7.558    11.953        --        --        --        --        --        --
   Vision 2007 No. of Units     1,590,623 1,711,617 1,765,705   792,611        --        --        --        --        --        --
   NY Vision 2007 No. of Units     37,228    33,881    31,686    34,596        --        --        --        --        --        --
FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year          12.821     9.891    16.572    16.195    14.377    13.428    12.211     9.561    11.601    12.500
   Value at End of Year            14.263    12.821     9.891    16.572    16.195    14.377    13.428    12.211     9.561    11.601
   Vision No. of Units          1,557,344 1,750,764 2,112,088   389,931   478,236   451,258   498,598   485,553   472,250   402,879
   NY Vision No. of Units          79,707    93,221   107,740    10,058    14,284    21,539    20,870    18,049    17,183    14,874
FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          13.897    10.742    18.049    18.294        --        --        --        --        --        --
   Value at End of Year            15.422    13.897    10.742    18.049        --        --        --        --        --        --
   Vision 2007 No. of Units       101,224   108,083   115,490    51,725        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          14.055    10.859    18.237    17.851    15.885    14.856    13.552    10.633    12.500        --
   Value at End of Year            15.606    14.055    10.859    18.237    17.851    15.885    14.856    13.552    10.633        --
   Vision No. of Units            235,152   284,936   340,332   285,654   340,272   338,545   349,644   159,722   168,678        --
   NY Vision No. of Units           7,337     9,704    13,426     9,699    14,291    16,686    16,631    19,005    23,382        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED     ENDED      ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          13.686    10.600    17.847    18.113        --        --        --        --        --        --
   Value at End of Year            15.158    13.686    10.600    17.847        --        --        --        --        --        --
   Vision 2007 No. of Units        10,804    11,005    12,570     7,325        --        --        --        --        --        --
   NY Vision 2007 No. of Units        914       938       954       862        --        --        --        --        --        --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-09) - SERIES I SHARES
 (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year              --        --    12.810    12.389    11.096    10.621     9.579     7.703    10.197    11.970
   Value at End of Year                --        --     8.279    12.810    12.389    11.096    10.621     9.579     7.703    10.197
   Vision No. of Units                 --        --   209,727   232,487   201,040   155,536   165,932   155,509   154,553   189,245
   NY Vision No. of Units              --        --    15,877    23,189    25,804    35,083    32,616    33,063    39,408    39,130
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-09) - SERIES II
 SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year              --        --    16.679    16.749        --        --        --        --        --        --
   Value at End of Year                --        --    10.757    16.679        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --    32,735    34,228        --        --        --        --        --        --
   NY Vision 2007 No. of Units         --        --       360       382        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year              --        --    15.790    15.308    13.738    13.184    11.912     9.575    12.500        --
   Value at End of Year                --        --    10.189    15.790    15.308    13.738    13.184    11.912     9.575        --
   Vision No. of Units                 --        --    54,121    57,641    77,742    59,593    44,325    50,888    34,214        --
   NY Vision No. of Units              --        --     4,769     4,769     4,769     4,769     4,769     4,769     5,528        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year              --        --    16.492    16.583        --        --        --        --        --        --
   Value at End of Year                --        --    10.615    16.492        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --     9,251     5,906        --        --        --        --        --        --
   NY Vision 2007 No. of Units         --        --       794       777        --        --        --        --        --        --
GLOBAL BOND TRUST - SERIES I SHARES (units first credited 4-01-1993)
   Contracts with no Optional Benefits
   Value at Start of Year          21.411    18.863    20.077    18.620    17.981    19.559    18.037    15.891    13.449    13.602
   Value at End of Year            23.230    21.411    18.863    20.077    18.620    17.981    19.559    18.037    15.891    13.449
   Vision No. of Units            184,324   228,281   240,489   272,828   291,817   324,726   390,565   442,153   512,220   501,280
   NY Vision No. of Units           4,034     4,266     4,764     7,535     6,705     9,975     9,675    13,477    19,089    11,653
GLOBAL BOND TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          18.939    16.731    17.850    16.703        --        --        --        --        --        --
   Value at End of Year            20.505    18.939    16.731    17.850        --        --        --        --        --        --
   Vision 2007 No. of Units        67,089    72,205    77,309    31,306        --        --        --        --        --        --
   NY Vision 2007 No. of Units         91        86     2,796        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          18.939    17.546    18.711    17.397    16.833    18.332    16.932    14.947    12.500        --
   Value at End of Year            21.526    18.939    17.546    18.711    17.397    16.833    18.332    16.932    14.947        --
   Vision No. of Units            128,887   130,243   145,338   202,407   229,728   233,723   251,657   253,347    51,768        --
   NY Vision No. of Units           7,299     7,299     2,979     2,979     3,308     3,949     4,489    25,201     4,513        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          18.652    16.510    17.650    16.538        --        --        --        --        --        --
   Value at End of Year            20.154    18.652    16.510    17.650        --        --        --        --        --        --
   Vision 2007 No. of Units        21,175    23,379    24,028    13,781        --        --        --        --        --        --
   NY Vision 2007 No. of Units        660       661       408       581        --        --        --        --        --        --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
   Value at Start of Year          19.309    14.943    25.131    25.215    21.304    19.560    17.329    13.822    17.372    21.050
   Value at End of Year            20.467    19.309    14.943    25.131    25.215    21.304    19.560    17.329    13.822    17.372
   Vision No. of Units            336,677   372,621   433,316   532,728   626,671   748,026   920,910 1,101,875 1,447,445 1,887,937
   NY Vision No. of Units           2,900     2,827     5,044     5,563     8,922    10,492    18,431    18,219    22,268    28,755

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year          14.026    10.876    18.321    18.425    15.597    14.349    12.737    10.178    12.500        --
   Value at End of Year            14.838    14.026    10.876    18.321    18.425    15.597    14.349    12.737    10.178        --
   Vision No. of Units             19,110    13,699    21,703    34,445    49,969    84,594    36,463    31,579    13,122        --
   NY Vision No. of Units             358       358       358       409     6,833     4,087     3,959     4,080     1,664        --
GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited
 8-04-2003)
Contracts with no Optional Benefits
   Value at Start of Year              --        --        --        --        --        --    13.915    12.500        --        --
   Value at End of Year                --        --        --        --        --        --    13.934    13.915        --        --
   Vision No. of Units                 --        --        --        --        --        --     1,553     1,643        --        --
HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year          17.799    13.728    19.911    17.203    16.137    14.564    12.841     9.583    13.391    12.500
   Value at End of Year            20.256    17.799    13.728    19.911    17.203    16.137    14.564    12.841     9.583    13.391
   Vision No. of Units             73,791    96,901   106,358   102,035   143,212   147,017   126,965   106,687    88,761    84,836
   NY Vision No. of Units           2,482     3,139     2,828     2,575     4,890     4,908     6,307     6,486     7,703     6,312
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          19.364    14.972    21.774    20.356        --        --        --        --        --        --
   Value at End of Year            21.982    19.364    14.972    21.774        --        --        --        --        --        --
   Vision 2007 No. of Units         6,025     8,682    10,294     7,640        --        --        --        --        --        --
   NY Vision 2007 No. of Units         83        83       112        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          17.453    13.487    19.606    16.973    15.952    14.424    12.747     9.535    12.500        --
   Value at End of Year            19.823    17.453    13.487    19.606    16.973    15.952    14.424    12.747     9.535        --
   Vision No. of Units             17,325    30,442    33,555    58,685    68,724   158,246    76,765    67,235    38,137        --
   NY Vision No. of Units           5,999     6,227     7,935     7,032     7,602     9,684     7,929     9,882    13,977        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          19.070    14.774    21.530    20.154        --        --        --        --        --        --
   Value at End of Year            21.606    19.070    14.774    21.530        --        --        --        --        --        --
   Vision 2007 No. of Units         1,275     1,432     1,641       544        --        --        --        --        --        --
   NY Vision 2007 No. of Units        363       443       359       230        --        --        --        --        --        --
HIGH INCOME TRUST (MERGED INTO HIGH YIELD TRUST EFF 5-02-11) - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          11.433     6.385    11.513    12.500        --        --        --        --        --        --
   Value at End of Year            12.508    11.433     6.385    11.513        --        --        --        --        --        --
   Vision 2007 No. of Units       514,894    62,523       319       373        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          11.448     6.391    11.517    12.500        --        --        --        --        --        --
   Value at End of Year            12.531    11.448     6.391    11.517        --        --        --        --        --        --
   Vision No. of Units             32,608    47,744       990     1,649        --        --        --        --        --        --
   NY Vision No. of Units             446       446        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          11.372     6.364    11.498    12.500        --        --        --        --        --        --
   Value at End of Year            12.417    11.372     6.364    11.498        --        --        --        --        --        --
   Vision 2007 No. of Units         3,054    13,065     3,051        --        --        --        --        --        --        --
HIGH YIELD TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
   Value at Start of Year          17.700    11.646    16.799    16.805    15.479    15.175    13.892    11.348    12.389    13.326
   Value at End of Year            19.810    17.700    11.646    16.799    16.805    15.479    15.175    13.892    11.348    12.389
   Vision No. of Units            323,671   381,391   413,123   443,482   641,757   731,065 1,001,655 1,482,535 1,257,647 1,275,973
   NY Vision No. of Units           4,182     8,817     9,023    17,232    22,718    32,634    52,643    55,969    29,255    29,692
HIGH YIELD TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          17.959    11.834    17.123    17.752        --        --        --        --        --        --
   Value at End of Year            12.508    17.959    11.834    17.123        --        --        --        --        --        --
   Vision 2007 No. of Units        85,706   493,411   475,022    26,942        --        --        --        --        --        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
   Value at Start of Year          17.511    11.533    16.679    16.730    15.428    15.146    13.891    11.371    12.500        --
   Value at End of Year            12.531    17.511    11.533    16.679    16.730    15.428    15.146    13.891    11.371        --
   Vision No. of Units            108,707   135,663   151,238   176,746   257,457   401,113   542,954   664,643   226,737        --
   NY Vision No. of Units           1,889     1,963     3,628     7,681     8,495     8,769    87,846    89,688    16,918        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          17.687    11.678    16.931    17.576        --        --        --        --        --        --
   Value at End of Year            12.417    17.687    11.678    16.931        --        --        --        --        --        --
   Vision 2007 No. of Units         5,181    13,219     7,252     5,256        --        --        --        --        --        --
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-01-09) - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
   Value at Start of Year              --        --    22.100    22.223    20.790    20.087    18.972    15.249    18.441    18.567
   Value at End of Year                --        --    15.188    22.100    22.223    20.790    20.087    18.972    15.249    18.441
   Vision No. of Units                 --        --   531,899   657,225   803,947 1,116,003 1,930,442 1,467,293 1,571,039 1,632,689
   NY Vision No. of Units              --        --    24,041    26,049    32,378    39,199    41,380    35,927    36,569    37,278
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year              --        --    15.505    16.110        --        --        --        --        --        --
   Value at End of Year                --        --    10.635    15.505        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --    13,362    12,179        --        --        --        --        --        --
   NY Vision 2007 No. of Units         --        --       779        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year              --        --    15.008    15.122    14.179    13.730    12.995    10.461    12.500        --
   Value at End of Year                --        --    10.299    15.008    15.122    14.179    13.730    12.995    10.461        --
   Vision No. of Units                 --        --   154,331   210,564   241,517   387,862   722,579   365,710   155,089        --
   NY Vision No. of Units              --        --     4,124     4,200     3,823     5,004     9,125     6,918     5,749        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year              --        --    15.331    15.950        --        --        --        --        --        --
   Value at End of Year                --        --    10.494    15.331        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --     2,649     2,606        --        --        --        --        --        --
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
   Value at Start of Year          13.981    11.980    19.845    18.109    14.755    12.937    11.378     8.879    11.527    14.938
   Value at End of Year            15.069    13.981    11.980    19.845    18.109    14.755    12.937    11.378     8.879    11.527
   Vision No. of Units            178,196   201,376   254,275   315,625   329,997   349,025   423,479   467,360   531,428   683,631
   NY Vision No. of Units           7,603    10,604    13,760    22,986    25,344    28,480    31,133    36,051    50,304    66,048
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          15.006    12.878    21.396    21.102        --        --        --        --        --        --
   Value at End of Year            16.137    15.006    12.878    21.396        --        --        --        --        --        --
   Vision 2007 No. of Units        60,032    54,391    39,164     4,786        --        --        --        --        --        --
   NY Vision 2007 No. of Units         --        --       132        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          15.006    13.301    22.088    20.208    16.485    14.484    12.765     9.963    12.500        --
   Value at End of Year            16.684    15.006    13.301    22.088    20.208    16.485    14.484    12.765     9.963        --
   Vision No. of Units             44,576    58,361    63,830    78,374   113,065   106,440   121,899   141,210    70,159        --
   NY Vision No. of Units             196       196       196     3,923     3,923     3,923     3,923     4,315    10,725        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          14.778    12.708    21.156    20.893        --        --        --        --        --        --
   Value at End of Year            15.861    14.778    12.708    21.156        --        --        --        --        --        --
   Vision 2007 No. of Units         5,714     5,742     4,920     2,629        --        --        --        --        --        --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year          17.410    12.840    23.540    20.736    16.799    14.645    12.500        --        --        --
   Value at End of Year            18.987    17.410    12.840    23.540    20.736    16.799    14.645        --        --        --
   Vision No. of Units             45,222    11,898    24,247    38,182    54,512    26,628    26,406        --        --        --
   NY Vision No. of Units           5,814     2,143     3,736     3,513     6,715     4,181     3,202        --        --        --

Vision/NYVision Prior

                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year          17.202    12.720    23.364    20.627    16.740    14.621    12.500        --        --        --
   Value at End of Year            18.734    17.202    12.720    23.364    20.627    16.740    14.621        --        --        --
   Vision No. of Units             38,814    19,584    25,399    23,231    49,177    44,202    51,456        --        --        --
   NY Vision No. of Units           1,097     1,097    25,262    25,262        --       335       362        --        --        --
INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          14.398    10.669    21.997    19.392        --        --        --        --        --        --
   Value at End of Year            16.051    14.398    10.669    21.997        --        --        --        --        --        --
   Vision 2007 No. of Units        37,937    27,588    30,033    11,663        --        --        --        --        --        --
   NY Vision 2007 No. of Units        192       192        48       153        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year          14.398    10.688    22.026    18.698    15.342    12.500        --        --        --        --
   Value at End of Year            16.097    14.398    10.688    22.026    18.698    15.342        --        --        --        --
   Vision No. of Units             42,159    47,919    47,767    71,855    53,851    78,604        --        --        --        --
   NY Vision No. of Units           4,466     4,466     2,213     4,051     2,151     1,837        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year          14.264    10.591    21.880    19.315        --        --        --        --        --        --
   Value at End of Year            15.870    14.264    10.591    21.880        --        --        --        --        --        --
   Vision 2007 No. of Units         1,242     1,245       785        45        --        --        --        --        --        --
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-09) - SERIES I SHARES (units first credited
 3-04-1996)
Contracts with no Optional Benefits
   Value at Start of Year              --        --    27.647    25.523    20.314    18.756    15.751    10.334    12.617    18.618
   Value at End of Year                --        --    12.785    27.647    25.523    20.314    18.756    15.751    10.334    12.617
   Vision No. of Units                 --        --   172,415   218,424   222,864   232,787   278,172   330,568   384,375   540,914
   NY Vision No. of Units              --        --     5,362     6,124     8,264    10,888    11,835    14,245    16,177    24,022
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-09) - SERIES II SHARES (units first credited
 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year              --        --    26.111    26.987        --        --        --        --        --        --
   Value at End of Year                --        --    12.036    26.111        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --    10,077    11,667        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year              --        --    27.071    25.045    19.961    18.468    15.535    10.207    12.500        --
   Value at End of Year                --        --    12.485    27.071    25.045    19.961    18.468    15.535    10.207        --
   Vision No. of Units                 --        --    12,643    20,340    30,137    35,517    77,862    41,614    11,914        --
   NY Vision No. of Units              --        --     1,029     2,676     2,417     2,417       379       379     1,343        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year              --        --    25.818    26.720        --        --        --        --        --        --
   Value at End of Year                --        --    11.877    25.818        --        --        --        --        --        --
   Vision 2007 No. of Units            --        --       533       608        --        --        --        --        --        --
INTERNATIONAL SMALL COMPANY TRUST - SERIES I SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
   Value at Start of Year          12.261    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            14.798    12.261        --        --        --        --        --        --        --        --
   Vision No. of Units            205,198   244,089        --        --        --        --        --        --        --        --
   NY Vision No. of Units           7,000     7,023        --        --        --        --        --        --        --        --
INTERNATIONAL SMALL COMPANY TRUST - SERIES II SHARES (units first credited 11-16-2009)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year          12.260    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            14.760    12.260        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        15,358     8,553        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units        170       170        --        --        --        --        --        --        --        --
Contracts with no Optional  Benefits
   Value at Start of Year          12.261    12.500        --        --        --        --        --        --        --        --
   Value at End of Year            14.768    12.261        --        --        --        --        --        --        --        --
   Vision No. of Units             15,093    17,731        --        --        --        --        --        --        --        --
   NY Vision No. of Units             888     1,512        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR      YEAR       YEAR
                                 ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED     ENDED      ENDED
                                12/31/10 12/31/09 12/31/08 12/31/07 12/31/06 12/31/05 12/31/04  12/31/03  12/31/02   12/31/01
                                -------- -------- -------- -------- -------- -------- -------- --------- ---------- ----------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year         12.257   12.500       --       --       --       --       --        --         --         --
   Value at End of Year           14.727   12.257       --       --       --       --       --        --         --         --
   Vision 2007 No. of Units          784    1,180       --       --       --       --       --        --         --         --
INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
   Value at Start of Year         16.194   12.126   21.503   19.961   15.659   14.401   12.045     8.453     10.460     11.813
   Value at End of Year           17.201   16.194   12.126   21.503   19.961   15.659   14.401    12.045      8.453     10.460
   Vision No. of Units           443,115  501,190  584,997  744,010  867,625  974,772  593,672   582,158    530,589    385,434
   NY Vision No. of Units         20,914   29,349   33,685   43,058   53,159   68,605   43,527    53,622     53,904     46,660
INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year         18.404   13.806   24.557   24.216       --       --       --        --         --         --
   Value at End of Year           19.499   18.404   13.806   24.557       --       --       --        --         --         --
   Vision 2007 No. of Units       23,823   35,874   35,617   29,211       --       --       --        --         --         --
   NY Vision 2007 No. of Units       537      537      537      537       --       --       --        --         --         --
Contracts with no Optional Benefits
   Value at Start of Year         18.404   13.806   24.557   24.168   19.006   17.516   14.672    10.321     12.500         --
   Value at End of Year           20.672   18.404   13.806   24.557   24.168   19.006   17.516    14.672     10.321         --
   Vision No. of Units           105,392  144,161  211,028  247,548  314,031  339,694  339,281   287,672    140,320         --
   NY Vision No. of Units         20,161    6,730    3,906    7,540    8,897   11,350   11,462    12,726     12,021         --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year         18.125   13.624   24.282   23.977       --       --       --        --         --         --
   Value at End of Year           19.165   18.125   13.624   24.282       --       --       --        --         --         --
   Vision 2007 No. of Units        1,658    1,583    1,566    1,576       --       --       --        --         --         --
INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
   Value at Start of Year         19.671   17.784   18.389   17.604   17.279   17.177   16.662    15.784     14.596     13.827
   Value at End of Year           20.791   19.671   17.784   18.389   17.604   17.279   17.177    16.662     15.784     14.596
   Vision No. of Units           330,357  358,887  399,645  453,424  506,122  628,155  798,147 1,139,573  1,432,532  1,480,378
   NY Vision No. of Units         12,613   13,884   17,423   24,953   27,252   36,839   41,763    45,530     54,944     57,938
INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year         16.338   14.811   15.345   14.956       --       --       --        --         --         --
   Value at End of Year           17.235   16.338   14.811   15.345       --       --       --        --         --         --
   Vision 2007 No. of Units       48,767   68,732   48,489   48,533       --       --       --        --         --         --
   NY Vision 2007 No. of Units    13,974   13,974   10,758    1,266       --       --       --        --         --         --
Contracts with no Optional Benefits
   Value at Start of Year         16.338   14.947   15.478   14.857   14.613   14.560   14.145    13.410     12.500         --
   Value at End of Year           17.410   16.338   14.947   15.478   14.857   14.613   14.560    14.145     13.410         --
   Vision No. of Units           119,642  135,033  133,342  168,568  190,439  215,659  247,442   281,976    156,957         --
   NY Vision No. of Units          1,925    3,104    2,496    2,672    4,753    4,812    3,843     8,656     18,757         --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year         16.091   14.616   15.173   14.808       --       --       --        --         --         --
   Value at End of Year           16.940   16.091   14.616   15.173       --       --       --        --         --         --
   Vision 2007 No. of Units        7,589    8,706   13,492   13,220       --       --       --        --         --         --
   NY Vision 2007 No. of Units       556      649      126       --       --       --       --        --         --         --
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-06) - SERIES I SHARES (units first credited
 4-01-1993)
Contracts with no Optional Benefits
   Value at Start of Year             --       --       --       --       --   15.587   14.925    12.107     15.951     19.734
   Value at End of Year               --       --       --       --       --   15.370   15.587    14.925     12.107     15.951
   Vision No. of Units                --       --       --       --       --  410,266  551,641   759,499  1,017,672  1,171,728
   NY Vision No. of Units             --       --       --       --       --   49,250   61,761    70,296     81,884    111,949
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-06) - SERIES II SHARES (units first credited
 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year             --       --       --       --       --   12.285   11.783     9.565     12.500         --
   Value at End of Year               --       --       --       --       --   12.082   12.285    11.783      9.565         --
   Vision No. of Units                --       --       --       --       --  238,553  236,187   213,984    132,272         --
   NY Vision No. of Units             --       --       --       --       --    2,043    4,764     6,627      7,377         --

Vision/NYVision Prior

                                  YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of Year         11.736     9.139    15.403    15.464    13.772    12.500        --        --        --        --
   Value at End of Year           13.107    11.736     9.139    15.403    15.464    13.772        --        --        --        --
   Vision No. of Units           447,801   492,634   593,912   713,443     3,172     3,940        --        --        --        --
   NY Vision No. of Units          9,480    10,151    15,083    16,894        --        --        --        --        --        --
LARGE CAP VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-02-11) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year         17.029    15.688    24.929    24.329    21.366    18.844    15.764    12.500        --        --
   Value at End of Year           18.376    17.029    15.688    24.929    24.329    21.366    18.844    15.764        --        --
   Vision No. of Units            33,777    33,977    52,908    90,316   128,608   127,149    73,304    15,171        --        --
   NY Vision No. of Units          4,734     3,855     5,653     6,962     8,542     4,356       718        --        --        --
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Contracts with no Optional Benefits
   Value at Start of Year         14.913    11.178    19.592    18.351    16.157    14.846    13.005     9.800    12.566    14.800
   Value at End of Year           17.082    14.913    11.178    19.592    18.351    16.157    14.846    13.005     9.800    12.566
   Vision No. of Units           296,703   316,574   309,019   408,141   530,871   546,126   796,365   834,546   284,125   304,233
   NY Vision No. of Units          7,886    11,535    15,357    15,357    18,864    16,949    21,632    20,110    20,490    23,384
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year         15.034    11.289    19.850    19.754        --        --        --        --        --        --
   Value at End of Year           17.165    15.034    11.289    19.850        --        --        --        --        --        --
   Vision 2007 No. of Units       22,966    28,850    61,553    23,380        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year         15.069    11.309    19.876    18.641    16.451    15.139    13.262     9.993    12.500        --
   Value at End of Year           17.213    15.069    11.309    19.876    18.641    16.451    15.139    13.262     9.993        --
   Vision No. of Units            25,977    26,625    47,159    65,924    73,302   103,371   160,954    68,010    62,892        --
   NY Vision No. of Units         17,210    21,052    22,233    22,194    23,145    24,542    28,234    15,525    15,674        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year         14.806    11.140    19.628    19.556        --        --        --        --        --        --
   Value at End of Year           16.870    14.806    11.140    19.628        --        --        --        --        --        --
   Vision 2007 No. of Units       10,593    10,593    10,593        --        --        --        --        --        --        --
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Contracts with no Optional Benefits
   Value at Start of Year         19.502    15.163    22.439    21.428    19.323    18.379    16.464    13.501    15.242    16.274
   Value at End of Year           21.436    19.502    15.163    22.439    21.428    19.323    18.379    16.464    13.501    15.242
   Vision No. of Units         1,615,041 2,022,902 2,305,253 2,894,254 3,039,265 3,007,734 2,245,687 2,312,644 2,138,855 2,390,780
   NY Vision No. of Units         59,713    94,045    74,254    85,317   101,319   118,448   127,182   118,939   115,952   138,316
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year         16.156    12.595    18.688    18.654        --        --        --        --        --        --
   Value at End of Year           17.709    16.156    12.595    18.688        --        --        --        --        --        --
   Vision 2007 No. of Units    5,376,283 5,781,337 5,029,737 2,658,693        --        --        --        --        --        --
   NY Vision 2007 No. of Units    83,675    76,514    61,124    25,361        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year         15.994    12.462    18.483    17.684    15.979    15.209    13.634    11.181    12.500        --
   Value at End of Year           17.540    15.994    12.462    18.483    17.684    15.979    15.209    13.634    11.181        --
   Vision No. of Units         2,028,671 2,391,693 2,858,463 3,456,548 3,977,867 3,988,435 3,896,603 1,398,810   324,034        --
   NY Vision No. of Units         45,865    46,551    70,135   105,543   122,863   132,808   148,962   138,369   123,526        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year         15.911    12.428    18.479    18.470        --        --        --        --        --        --
   Value at End of Year           17.405    15.911    12.428    18.479        --        --        --        --        --        --
   Vision 2007 No. of Units    2,210,206 2,426,963 2,175,362 1,095,605        --        --        --        --        --        --
   NY Vision 2007 No. of Units    95,969    96,289    81,415    46,433        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Contracts with no Optional Benefits
   Value at Start of Year         21.501    17.959    21.625    20.865    19.561    19.328    18.097    16.492    16.483    16.235
   Value at End of Year           23.078    21.501    17.959    21.625    20.865    19.561    19.328    18.097    16.492    16.483
   Vision No. of Units           665,091   565,179   511,989   491,684   509,041   649,214   978,657   788,284   849,528   872,201
   NY Vision No. of Units         10,388    12,164     6,019    53,289     7,241    13,790    44,999    88,671    88,577    94,167
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year         16.043    13.437    16.209    16.073        --        --        --        --        --        --
   Value at End of Year           17.172    16.043    13.437    16.209        --        --        --        --        --        --
   Vision 2007 No. of Units    3,300,088 3,283,946 1,411,305   551,217        --        --        --        --        --        --
   NY Vision 2007 No. of Units   106,137    88,671   111,867     7,072        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year         16.043    13.437    16.322    15.779    14.835    14.669    13.744    12.526    12.500        --
   Value at End of Year           17.317    16.043    13.437    16.322    15.779    14.835    14.669    13.744    12.526        --
   Vision No. of Units           937,034   939,853 1,140,370 1,091,111 1,224,769 1,475,239 1,572,124   906,925   432,867        --
   NY Vision No. of Units         19,618    19,618    19,328     6,606     6,606    10,162    10,162    10,886     8,852        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year         15.800    13.260    16.027    15.914        --        --        --        --        --        --
   Value at End of Year           16.877    15.800    13.260    16.027        --        --        --        --        --        --
   Vision 2007 No. of Units      655,945   685,260   381,523   148,631        --        --        --        --        --        --
   NY Vision 2007 No. of Units    26,243    33,524    31,141     9,185        --        --        --        --        --        --
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Contracts with no Optional Benefits
   Value at Start of Year         17.561    13.394    21.480    20.311    18.192    17.019    15.100    11.850    14.316    16.002
   Value at End of Year           19.522    17.561    13.394    21.480    20.311    18.192    17.019    15.100    11.850    14.316
   Vision No. of Units           980,749 1,083,072 1,162,768 1,370,515 1,492,173 1,682,350 1,662,034 1,661,216 1,661,556 1,755,365
   NY Vision No. of Units         29,988    44,525    62,710    64,243    52,975    62,458   113,529    93,799    93,684   106,017
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year         15.593    11.930    19.161    19.084        --        --        --        --        --        --
   Value at End of Year           17.298    15.593    11.930    19.161        --        --        --        --        --        --
   Vision 2007 No. of Units    5,440,166 5,387,373 5,427,605 3,042,759        --        --        --        --        --        --
   NY Vision 2007 No. of Units   274,808   280,163   289,890   205,379        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year         15.459    11.821    18.977    17.989    16.143    15.124    13.417    10.538    12.500        --
   Value at End of Year           17.158    15.459    11.821    18.977    17.989    16.143    15.124    13.417    10.538        --
   Vision No. of Units           882,762   905,164 1,041,486 1,301,870 1,525,517 1,880,873 2,426,711   721,435   221,186        --
   NY Vision No. of Units          3,071     6,531     7,106     7,797    15,380    12,849     6,730     3,680     6,080        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year         15.356    11.772    18.946    18.895        --        --        --        --        --        --
   Value at End of Year           17.001    15.356    11.772    18.946        --        --        --        --        --        --
   Vision 2007 No. of Units    2,669,059 2,796,391 2,735,579 1,053,850        --        --        --        --        --        --
   NY Vision 2007 No. of Units   231,327   244,735   181,468    87,622        --        --        --        --        --        --
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Contracts with no Optional Benefits
   Value at Start of Year         20.531    16.402    22.009    21.252    19.567    19.098    17.486    15.088    15.984    16.432
   Value at End of Year           22.326    20.531    16.402    22.009    21.252    19.567    19.098    17.486    15.088    15.984
   Vision No. of Units           989,671   996,887 1,093,264 1,138,387 1,305,781 1,323,108   966,969   947,069   964,958 1,131,984
   NY Vision No. of Units         13,679    16,162    10,672    30,588    40,633    40,520    60,993    50,413    50,067    57,465
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year         15.955    12.792    17.202    17.191        --        --        --        --        --        --
   Value at End of Year           17.316    15.955    12.792    17.202        --        --        --        --        --        --
   Vision 2007 No. of Units    2,247,393 2,032,446 1,713,221   768,241        --        --        --        --        --        --
   NY Vision 2007 No. of Units    83,515    69,863    61,975    18,497        --        --        --        --        --        --

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
   Value at Start of Year       15.955    12.789    17.190    16.631    15.345    15.000    13.734    11.850    12.500        --
   Value at End of Year         17.329    15.955    12.789    17.190    16.631    15.345    15.000    13.734    11.850        --
   Vision No. of Units         964,855 1,035,699 1,131,203 1,333,395 1,450,423 1,597,380 1,520,077   696,254   214,501        --
   NY Vision No. of Units        5,433     5,426     9,426     9,624    19,016    56,039    58,618    57,871    66,815        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       15.713    12.623    17.010    17.021        --        --        --        --        --        --
   Value at End of Year         17.019    15.713    12.623    17.010        --        --        --        --        --        --
   Vision 2007 No. of Units    760,220   833,063   676,737   257,953        --        --        --        --        --        --
   NY Vision 2007 No. of Units  30,636    31,321    30,333    15,286        --        --        --        --        --        --
MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-06) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --        --    16.991    15.135    12.500        --        --
   Value at End of Year             --        --        --        --        --    17.698    16.991    15.135        --        --
   Vision No. of Units              --        --        --        --        --    88,884    92,929    67,285        --        --
   NY Vision No. of Units           --        --        --        --        --       814       897     1,699        --        --
MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year       17.050    12.674    20.265    19.164    17.757    16.115    14.145    10.686    12.806    13.250
   Value at End of Year         21.128    17.050    12.674    20.265    19.164    17.757    16.115    14.145    10.686    12.806
   Vision No. of Units         127,128   144,134   128,990   140,521   164,047   134,915   155,072   161,869   189,866   294,269
   NY Vision No. of Units        3,218     3,335     3,546     3,038     4,167     5,408     4,702     7,459     4,194     4,310
MID CAP INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       15.667    11.684    18.724    19.251        --        --        --        --        --        --
   Value at End of Year         19.378    15.667    11.684    18.724        --        --        --        --        --        --
   Vision 2007 No. of Units     18,464    14,661     6,840     4,485        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       15.667    12.251    19.623    18.588    17.266    15.701    13.803    10.447    12.500        --
   Value at End of Year         20.338    15.667    12.251    19.623    18.588    17.266    15.701    13.803    10.447        --
   Vision No. of Units          29,091    33,016    38,169    45,406    57,009    54,005    70,577    67,822    36,288        --
   NY Vision No. of Units          580       610     4,414     3,999    23,534    23,565    25,633    26,433     2,341        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       15.429    11.530    18.514    19.060        --        --        --        --        --        --
   Value at End of Year         19.046    15.429    11.530    18.514        --        --        --        --        --        --
   Vision 2007 No. of Units        375       625     4,425       136        --        --        --        --        --        --
MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-09) - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year           --        --    11.489    12.500        --        --        --        --        --        --
   Value at End of Year             --        --     6.531    11.489        --        --        --        --        --        --
   Vision 2007 No. of Units         --        --    20,540     3,345        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year           --        --    11.492    12.500        --        --        --        --        --        --
   Value at End of Year             --        --     6.537    11.492        --        --        --        --        --        --
   Vision No. of Units              --        --     3,560       371        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year           --        --        --    12.500        --        --        --        --        --        --
   Value at End of Year             --        --        --    11.473        --        --        --        --        --        --
   Vision 2007 No. of Units         --        --        --        --        --        --        --        --        --        --
MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
   Value at Start of Year       14.068    10.888    19.686    16.197    14.502    12.867    10.990     7.850    10.306    11.773
   Value at End of Year         17.032    14.068    10.888    19.686    16.197    14.502    12.867    10.990     7.850    10.306
   Vision No. of Units         345,554   395,001   461,092   503,019   582,739   696,997   427,221   395,828   424,963   503,631
   NY Vision No. of Units       25,496    32,125    36,857    48,181    63,951    75,954    42,316    43,971    43,403    49,666

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MID CAP STOCK TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       17.782    13.802    25.013    22.087        --        --        --        --        --        --
   Value at End of Year         21.470    17.782    13.802    25.013        --        --        --        --        --        --
   Vision 2007 No. of Units     11,245    10,963    13,595    15,676        --        --        --        --        --        --
   NY Vision 2007 No. of Units     122       122        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       16.952    13.151    23.821    19.635    17.616    15.651    13.400     9.595    12.500        --
   Value at End of Year         20.478    16.952    13.151    23.821    19.635    17.616    15.651    13.400     9.595        --
   Vision No. of Units          83,224   103,346   117,564   130,148   169,151   195,743   208,908   151,270    79,684        --
   NY Vision No. of Units        6,997     7,339     7,382     9,497    12,055     4,524     2,210     3,814     4,223        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       17.513    13.620    24.733    21.869        --        --        --        --        --        --
   Value at End of Year         21.102    17.513    13.620    24.733        --        --        --        --        --        --
   Vision 2007 No. of Units      2,963     3,044     2,905     1,635        --        --        --        --        --        --
   NY Vision 2007 No. of Units   9,260     9,260     3,947        --        --        --        --        --        --        --
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-01-09) - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year           --        --    20.077    20.272    18.356    17.278    14.114    11.446    12.945    12.500
   Value at End of Year             --        --    12.038    20.077    20.272    18.356    17.278    14.114    11.446    12.945
   Vision No. of Units              --        --   213,745   262,884   319,673   409,690   475,204   466,848   494,726   205,014
   NY Vision No. of Units           --        --     7,244     9,010    16,743    33,506    34,470    29,242    32,459    15,970
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year           --        --    18.767    20.072    18.214    17.182    14.063    11.425    12.500        --
   Value at End of Year             --        --    11.223    18.767    20.072    18.214    17.182    14.063    11.425        --
   Vision No. of Units              --        --   158,020   220,373   273,372   373,347   413,332   335,931   173,206        --
   NY Vision No. of Units           --        --     6,829     8,134    11,732    12,101    12,539    18,429    20,734        --
MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year       14.926    10.417    16.263    16.484    13.959    12.500        --        --        --        --
   Value at End of Year         17.040    14.926    10.417    16.263    16.484    13.959        --        --        --        --
   Vision No. of Units         301,131   341,910    27,104    50,251    41,998        --        --        --        --        --
   NY Vision No. of Units        6,909    11,556        --       289       282        --        --        --        --        --
MONEY MARKET TRUST - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
   Value at Start of Year       13.252    13.446    13.433    13.062    12.714    12.590    12.697    12.834    12.896    12.658
   Value at End of Year         13.035    13.252    13.446    13.433    13.062    12.714    12.590    12.697    12.834    12.896
   Vision No. of Units         656,771   936,976 1,497,725 1,164,520 1,024,212 1,348,979 1,434,944 2,477,371 5,335,796 8,644,409
   NY Vision No. of Units       25,044    31,419    71,727    66,046    75,237    73,924    84,693   117,896   545,386   674,712
MONEY MARKET TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       12.632    12.838    12.859    12.649        --        --        --        --        --        --
   Value at End of Year         12.419    12.632    12.838    12.859        --        --        --        --        --        --
   Vision 2007 No. of Units    871,118 1,446,950 2,200,878   693,505        --        --        --        --        --        --
   NY Vision 2007 No. of Units  14,493    40,674    29,208    67,194        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       12.632    12.857    12.859    12.540    12.231    12.136    12.264    12.420    12.500        --
   Value at End of Year         12.450    12.632    12.857    12.859    12.540    12.231    12.136    12.264    12.420        --
   Vision No. of Units         563,953   748,795 1,039,982   689,415   553,669   670,725   824,056 1,255,532 2,898,318        --
   NY Vision No. of Units       30,650    39,130    73,752    58,730     9,590    12,376    16,272    41,698   151,388        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       12.440    12.669    12.714    12.524        --        --        --        --        --        --
   Value at End of Year         12.206    12.440    12.669    12.714        --        --        --        --        --        --
   Vision 2007 No. of Units    461,720   619,577   612,416    66,601        --        --        --        --        --        --
   NY Vision 2007 No. of Units   2,910     2,910    11,976     7,802        --        --        --        --        --        --

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       38.342    24.544    51.707    41.756        --        --        --        --        --        --
   Value at End of Year         43.303    38.342    24.544    51.707        --        --        --        --        --        --
   Vision 2007 No. of Units     13,621    17,748    17,150     9,680        --        --        --        --        --        --
   NY Vision 2007 No. of Units     450       449       162     2,053        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       38.470    24.614    51.827    37.521    31.257    21.702    17.786    12.500        --        --
   Value at End of Year         43.469    38.470    24.614    51.827    37.521    31.257    21.702    17.786        --        --
   Vision No. of Units          85,445    91,960    89,309   166,154   144,402   203,251   147,471   110,351        --        --
   NY Vision No. of Units        7,074     7,260     4,787     6,398     6,283     8,384     2,862        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       37.834    24.268    51.227    21.725        --        --        --        --        --        --
   Value at End of Year         42.644    37.834    24.268    51.227        --        --        --        --        --        --
   Vision 2007 No. of Units      4,050     4,175     2,932     1,411        --        --        --        --        --        --
   NY Vision 2007 No. of Units     246       326       359       199        --        --        --        --        --        --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year       14.968    11.886    21.292    20.902    18.492    17.348    15.380    12.500        --        --
   Value at End of Year         17.553    14.968    11.886    21.292    20.902    18.492    17.348    15.380        --        --
   Vision No. of Units             535       536     2,189     2,206     2,575     4,723     4,994        --        --        --
   NY Vision No. of Units           --        --        --       461        --        --        --        --        --        --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE  VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year       12.147     9.919    17.198    18.482    15.521    14.501    12.500        --        --        --
   Value at End of Year         13.514    12.147     9.919    17.198    18.482    15.521    14.501        --        --        --
   Vision No. of Units           1,556     2,169     5,088     7,148     7,590     1,640       633        --        --        --
   NY Vision No. of Units           --        --     1,520     1,520     1,010     1,010        --        --        --        --
OVERSEAS EQUITY TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year           --    11.177    19.658    17.812    15.135    12.500        --        --        --        --
   Value at End of Year             --    14.341    11.177    19.658    17.812    15.135        --        --        --        --
   Vision No. of Units              --       514     2,658     4,978     8,223     4,463        --        --        --        --
   NY Vision No. of Units           --     8,981       700       846     1,119       186        --        --        --        --
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 1-01-1995)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --        --        --    11.418     8.071    10.444    13.459
   Value at End of Year             --        --        --        --        --        --    12.555    11.418     8.071    10.444
   Vision No. of Units              --        --        --        --        --        --   700,386   873,347 1,181,755 1,595,282
   NY Vision No. of Units           --        --        --        --        --        --    38,366    41,148    48,767    67,021
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-01-05) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --        --        --    14.151    10.010    12.500        --
   Value at End of Year             --        --        --        --        --        --    15.528    14.151    10.010        --
   Vision No. of Units              --        --        --        --        --        --    98,213    50,276    32,927        --
   NY Vision No. of Units           --        --        --        --        --        --     3,700     2,501     1,240        --
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST A EFF 5-03-10)
SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
   Value at Start of Year           --     8.565    14.516    13.523    12.379    10.008     8.703     6.288     7.309     9.126
   Value at End of Year             --    11.147     8.565    14.516    13.523    12.379    10.008     8.703     6.288     7.309
   Vision No. of Units              --    65,196   112,114   127,058   150,011   215,202   180,270   256,807   249,577   324,465
   NY Vision No. of Units           --     5,294     5,294     5,883     7,728     6,441     6,466     5,592     5,239    10,087

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST A EFF 5-03-10)
SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year           --    13.323    22.619    21.725        --        --        --        --        --        --
   Value at End of Year             --    17.282    13.323    22.619        --        --        --        --        --        --
   Vision 2007 No. of Units         --     1,846     1,174       977        --        --        --        --        --        --
   NY Vision 2007 No. of Units      --       397       276       293        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year           --    14.412    24.456    22.845    20.938    16.971    14.772    10.687    12.500        --
   Value at End of Year             --    18.705    14.412    24.456    22.845    20.938    16.971    14.772    10.687        --
   Vision No. of Units              --    26,285    27,620    40,266    61,597   145,170    62,438   136,272    19,570        --
   NY Vision No. of Units           --        --        --        --        --        --        --        --       919        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year           --    13.147    22.366    21.510        --        --        --        --        --        --
   Value at End of Year             --    17.020    13.147    22.366        --        --        --        --        --        --
   Vision 2007 No. of Units         --     3,848     1,820     4,490        --        --        --        --        --        --
PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
   Value at Start of Year       15.485    12.976    15.738    14.815    14.432    13.849    12.500        --        --        --
   Value at End of Year         17.167    15.485    12.976    15.738    14.815    14.432    13.849        --        --        --
   Vision No. of Units         106,880   107,796   103,923    84,657   121,451   166,206   133,379        --        --        --
   NY Vision No. of Units        1,444     1,015        --        --        --        --        --        --        --        --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --    13.916    13.591    12.160    10.458     7.675    10.087    12.500
   Value at End of Year             --        --        --    13.403    13.916    13.591    12.160    10.458     7.675    10.087
   Vision No. of Units              --        --        --    17,669    21,640    31,743    28,092    29,363    31,429    23,870
   NY Vision No. of Units           --        --        --     1,349     1,349     1,724       670       554       993        --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --    17.428    17.071    15.305    13.199     9.701    12.500        --
   Value at End of Year             --        --        --    16.766    17.428    17.071    15.305    13.199     9.701        --
   Vision No. of Units              --        --        --     3,059     4,064     8,867     8,412     5,550     2,382        --
   NY Vision No. of Units           --        --        --       573       573     3,565     3,565     3,565     3,565        --
REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
   Value at Start of Year       23.619    18.447    30.961    37.303    27.458    24.956    19.216    14.039    13.914    13.714
   Value at End of Year         30.016    23.619    18.447    30.961    37.303    27.458    24.956    19.216    14.039    13.914
   Vision No. of Units         118,594   128,166   157,629   197,798   283,019   322,839   413,969   400,211   427,824   412,548
   NY Vision No. of Units        5,921     6,366     7,764     9,058     9,788    12,134    11,992    13,691    14,770    11,794
REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       19.566    15.304    25.766    31.654        --        --        --        --        --        --
   Value at End of Year         24.790    19.566    15.304    25.766        --        --        --        --        --        --
   Vision 2007 No. of Units     10,584     9,994    10,139     3,046        --        --        --        --        --        --
   NY Vision 2007 No. of Units     104       113       224        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       19.566    16.495    25.766    33.503    24.712    22.500    17.360    12.703    12.500        --
   Value at End of Year         26.745    19.566    16.495    25.766    33.503    24.712    22.500    17.360    12.703        --
   Vision No. of Units          46,699    52,668    62,339    86,899   121,103   132,641   180,758   136,270    85,296        --
   NY Vision No. of Units        1,483     1,674     2,727     2,813     2,866     3,055     3,941     7,255     5,111        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       19.269    15.102    25.477    31.341        --        --        --        --        --        --
   Value at End of Year         24.366    19.269    15.102    25.477        --        --        --        --        --        --
   Vision 2007 No. of Units      3,270     3,491     2,935     2,303        --        --        --        --        --        --

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year       15.112    12.893    14.825    13.599    13.798    13.859    12.959    12.500        --        --
   Value at End of Year         16.207    15.112    12.893    14.825    13.599    13.798    13.859    12.959        --        --
   Vision No. of Units         255,189   298,288   346,114   414,976   529,778   669,415   612,969   542,668        --        --
   NY Vision No. of Units       16,115    27,471    16,194     8,261    11,702    17,506     9,481     2,009        --        --
SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
   Value at Start of Year       13.080     8.084    14.795    12.581    12.121    12.070    12.165     8.223    14.114    24.427
   Value at End of Year         16.033    13.080     8.084    14.795    12.581    12.121    12.070    12.165     8.223    14.114
   Vision No. of Units         312,478   339,586   390,387   436,962   523,646   725,528   968,741 1,228,091 1,346,234 2,600,607
   NY Vision No. of Units       29,707    30,099    34,128    39,983    50,775    67,656    79,386    95,288    95,974   134,829
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       14.574     9.031    16.564    14.638        --        --        --        --        --        --
   Value at End of Year         17.823    14.574     9.031    16.564        --        --        --        --        --        --
   Vision 2007 No. of Units      7,045     5,767     3,824       416        --        --        --        --        --        --
   NY Vision 2007 No. of Units     473       491       641       268        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       11.598     7.184    13.168    11.225    10.829    10.812    10.906     7.369    12.500        --
   Value at End of Year         14.190    11.598     7.184    13.168    11.225    10.829    10.812    10.906     7.369        --
   Vision No. of Units          53,054    52,187    52,656    65,770    60,175    69,235    91,131    70,316    24,609        --
   NY Vision No. of Units          350       387       423     1,317     4,287     4,376     4,517    10,328     5,432        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       14.353     8.912    16.378    14.493        --        --        --        --        --        --
   Value at End of Year         17.518    14.353     8.912    16.378        --        --        --        --        --        --
   Vision 2007 No. of Units      3,074     3,207     3,527     2,268        --        --        --        --        --        --
   NY Vision 2007 No. of Units     292       292       292       292        --        --        --        --        --        --
SHORT TERM GOVERNMENT INCOME TRUST - SERIES I SHARES (units first credited 5-03-2010)
Contracts with no Optional Benefits
   Value at Start of Year       12.500        --        --        --        --        --        --        --        --        --
   Value at End of Year         12.592        --        --        --        --        --        --        --        --        --
   Vision No. of Units         436,630        --        --        --        --        --        --        --        --        --
   NY Vision No. of Units       13,739        --        --        --        --        --        --        --        --        --
SHORT TERM GOVERNMENT INCOME TRUST - SERIES II SHARES (units first credited 5-03-2010)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       12.500        --        --        --        --        --        --        --        --        --
   Value at End of Year         12.572        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units    230,057        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       12.500        --        --        --        --        --        --        --        --        --
   Value at End of Year         12.577        --        --        --        --        --        --        --        --        --
   Vision No. of Units         268,771        --        --        --        --        --        --        --        --        --
   NY Vision No. of Units        9,066        --        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       12.500        --        --        --        --        --        --        --        --        --
   Value at End of Year         12.556        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units     14,284        --        --        --        --        --        --        --        --        --
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       15.381    11.638    19.665    18.405        --        --        --        --        --        --
   Value at End of Year         18.405    15.381    11.638    19.665        --        --        --        --        --        --
   Vision 2007 No. of Units     13,080    11,051    22,735    10,546        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       15.417    11.660    19.691    17.597    15.801    12.500        --        --        --        --
   Value at End of Year         18.457    15.417    11.660    19.691    17.597    15.801        --        --        --        --
   Vision No. of Units          95,234   100,512    99,395    85,282    52,526    22,646        --        --        --        --
   NY Vision No. of Units        1,501     1,390     2,907     1,385     1,274     1,107        --        --        --        --

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       15.238    11.553    19.560    18.332        --        --        --        --        --        --
   Value at End of Year         18.197    15.238    11.553    19.560        --        --        --        --        --        --
   Vision 2007 No. of Units        602       653     1,282       150        --        --        --        --        --        --
   NY Vision 2007 No. of Units     112       112        --        --        --        --        --        --        --        --
SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year       13.651    10.958    16.807    17.467    15.098    14.773    12.801     8.927    11.557    11.577
   Value at End of Year         16.968    13.651    10.958    16.807    17.467    15.098    14.773    12.801     8.927    11.557
   Vision No. of Units          22,325    21,786    28,756    46,040    71,913    86,101    97,327   146,643   115,474   200,286
   NY Vision No. of Units        6,372     1,820     1,831     1,840     3,706     3,715     7,830     6,228    10,567     3,898
SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year       14.780    11.893    18.274    19.027    16.483    16.158    14.025     9.811    12.500        --
   Value at End of Year         18.332    14.780    11.893    18.274    19.027    16.483    16.158    14.025     9.811        --
   Vision No. of Units          16,258    21,900    30,780    42,185    57,870    58,758   101,662    77,612    43,466        --
   NY Vision No. of Units        2,600     2,600     6,327     6,327    25,430    26,111    29,092    29,216     3,468        --
SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year       16.729    12.705    22.322    24.578    22.621    12.500        --        --        --        --
   Value at End of Year         21.338    16.729    12.705    22.322    24.578    22.621        --        --        --        --
   Vision No. of Units          89,184    89,638    99,646   114,247   140,070        --        --        --        --        --
   NY Vision No. of Units        4,028     4,497     5,756    10,529    14,065        --        --        --        --        --
SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       16.518    12.576    22.153    24.976        --        --        --        --        --        --
   Value at End of Year         21.005    16.518    12.576    22.153        --        --        --        --        --        --
   Vision 2007 No. of Units      6,191     2,380     4,400       121        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       16.573    12.612    22.205    24.487    22.591    21.342    17.292    12.500        --        --
   Value at End of Year         21.086    16.573    12.612    22.205    24.487    22.591    21.342    17.292        --        --
   Vision No. of Units          35,801    34,949    45,098    48,711    55,347    75,378    17,925   386,109        --        --
   NY Vision No. of Units          668       675       683       754       769     1,657        43        43        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       16.299    12.434    21.948    24.778        --        --        --        --        --        --
   Value at End of Year         20.686    16.299    12.434    21.948        --        --        --        --        --        --
   Vision 2007 No. of Units        259       266       274        --        --        --        --        --        --        --
SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-07-08) - SERIES II SHARES (units first  credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --    14.945    14.145    12.500        --        --        --        --
   Value at End of Year             --        --        --    14.741    14.945    14.145        --        --        --        --
   Vision No. of Units              --        --        --       814     3,074        --        --        --        --        --
SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       14.509    11.495    15.857    17.797        --        --        --        --        --        --
   Value at End of Year         17.963    14.509    11.495    15.857        --        --        --        --        --        --
   Vision 2007 No. of Units     13,211    14,017    13,786    11,767        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       14.509    11.516    15.878    16.667    14.234    12.500        --        --        --        --
   Value at End of Year         18.014    14.509    11.516    15.878    16.667    14.234        --        --        --        --
   Vision No. of Units          80,321    77,355   111,047   123,900   142,919    70,587        --        --        --        --
   NY Vision No. of Units        6,484     6,484     6,884     3,918     1,219       807        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       14.374    11.411    15.773    17.726        --        --        --        --        --        --
   Value at End of Year         17.761    14.374    11.411    15.773        --        --        --        --        --        --
   Vision 2007 No. of Units      1,168     1,485     1,245       455        --        --        --        --        --        --
   NY Vision 2007 No. of Units     117       117        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-01-05) - SERIES I SHARES (units first credited
 5-01-1999)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --        --        --    12.134     8.830    12.058    12.550
   Value at End of Year             --        --        --        --        --        --    12.793    12.134     8.830    12.058
   Vision No. of Units              --        --        --        --        --        --   352,041   390,632   546,737   582,591
   NY Vision No. of Units           --        --        --        --        --        --    25,532    27,428    27,037    34,159
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-01-05) - SERIES II SHARES (units first credited
 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --        --        --    12.901     9.393    12.500        --
   Value at End of Year             --        --        --        --        --        --    13.582    12.901     9.393        --
   Vision No. of Units              --        --        --        --        --        --   143,207   101,421    94,465        --
   NY Vision No. of Units           --        --        --        --        --        --     2,757     4,236    19,978        --
SMALL COMPANY TRUST (MERGED INTO SMALL COMPANY VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year           --        --    14.922    16.264    15.686    15.045    12.500        --        --        --
   Value at End of Year             --        --     8.321    14.922    16.264    15.686    15.045        --        --        --
   Vision No. of Units              --        --     4,978     6,319    10,967    43,099    65,843        --        --        --
   NY Vision No. of Units           --        --        --        --        --     2,465        --        --        --        --
SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)
Contracts with no Optional Benefits
   Value at Start of Year       20.271    16.140    22.495    23.148    20.388    19.365    15.726    11.960    12.926    12.336
   Value at End of Year         24.198    20.271    16.140    22.495    23.148    20.388    19.365    15.726    11.960    12.926
   Vision No. of Units         191,716   211,102   265,837   342,077   458,561   515,946   649,789   678,625   824,413   687,403
   NY Vision No. of Units        7,873    10,029    12,698    14,987    20,025    33,106    31,471    30,890    38,294    37,612
SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       17.022    13.582    18.982    20.624        --        --        --        --        --        --
   Value at End of Year         20.275    17.022    13.582    18.982        --        --        --        --        --        --
   Vision 2007 No. of Units      6,569     8,370    16,769    13,573        --        --        --        --        --        --
   NY Vision 2007 No. of Units     442       442       569       442        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       17.022    13.582    18.982    22.113    19.512    18.576    15.116    11.506    12.500        --
   Value at End of Year         22.938    17.022    13.582    18.982    22.113    19.512    18.576    15.116    11.506        --
   Vision No. of Units          70,398    87,312   102,589   130,918   166,052   200,765   270,708   213,791   140,503        --
   NY Vision No. of Units        5,734     5,810     6,941     7,301     7,999     4,935     6,101     5,731     7,260        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       16.764    13.403    18.769    20.420        --        --        --        --        --        --
   Value at End of Year         19.928    16.764    13.403    18.769        --        --        --        --        --        --
   Vision 2007 No. of Units        629     1,140     1,717       516        --        --        --        --        --        --
SMALLER COMPANY GROWTH TRUST  - SERIES I SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
   Value at Start of Year       13.124    12.500        --        --        --        --        --        --        --        --
   Value at End of Year         16.143    13.124        --        --        --        --        --        --        --        --
   Vision No. of Units          79,139   100,283        --        --        --        --        --        --        --        --
   NY Vision No. of Units        7,571     7,740        --        --        --        --        --        --        --        --
SMALLER COMPANY GROWTH TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
   Value at Start of Year       13.115    12.500        --        --        --        --        --        --        --        --
   Value at End of Year         16.107    13.115        --        --        --        --        --        --        --        --
   Vision No. of Units          12,073    13,972        --        --        --        --        --        --        --        --
   NY Vision No. of Units          940       966        --        --        --        --        --        --        --        --
SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-09-07) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --    19.101    18.440    15.630    12.500        --        --
   Value at End of Year             --        --        --        --    20.779    19.101    18.440    15.630        --        --
   Vision No. of Units              --        --        --        --    10,056    12,406    11,213     3,281        --        --
   NY Vision No. of Units           --        --        --        --       267       304     3,130        --        --        --

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
STRATEGIC BOND TRUST (MERGED INTO STRATEGIC INCOME OPPORTUNITIESTRUST EFF 11-08-10) - SERIES I SHARES (units first credited
 4-01-1993)
Contracts with no Optional Benefits
   Value at Start of Year           --    17.056    20.662    21.040    19.980    19.778    18.851    16.943    15.808    15.128
   Value at End of Year             --    20.704    17.056    20.662    21.040    19.980    19.778    18.851    16.943    15.808
   Vision No. of Units              --   345,736   353,337   481,048   546,559   624,802   678,695   905,492 1,021,713 1,142,732
   NY Vision No. of Units           --     9,627    10,586    11,901    11,877    18,177    17,846    20,535    21,914    30,635
STRATEGIC BOND TRUST (MERGED INTO STRATEGIC INCOME OPPORTUNITIES TRUST EFF 11-08-10) - SERIES II SHARES (units first credited
 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year           --    12.914    15.693    16.185        --        --        --        --        --        --
   Value at End of Year             --    15.632    12.914    15.693        --        --        --        --        --        --
   Vision 2007 No. of Units         --    56,993    53,998    49,086        --        --        --        --        --        --
   NY Vision 2007 No. of Units      --        --     3,429        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year           --    13.145    15.965    16.274    15.482    15.364    14.681    13.217    12.500        --
   Value at End of Year             --    15.920    13.145    15.965    16.274    15.482    15.364    14.681    13.217        --
   Vision No. of Units              --    59,018    63,869    97,125   133,939   155,905   172,556   119,914    45,095        --
   NY Vision No. of Units           --     1,001     1,690     2,227     3,711     1,534     2,741     7,311     8,874        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year           --    12.743    15.517    16.025        --        --        --        --        --        --
   Value at End of Year             --    15.395    12.743    15.517        --        --        --        --        --        --
   Vision 2007 No. of Units         --     4,877     3,774     1,013        --        --        --        --        --        --
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-01-05) - SERIES I SHARES (units first credited
 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --        --        --     9.626     7.714    10.898    12.500
   Value at End of Year             --        --        --        --        --        --    10.089     9.626     7.714    10.898
   Vision No. of Units              --        --        --        --        --        --    75,610    90,545   136,923   105,087
   NY Vision No. of Units           --        --        --        --        --        --    11,944    14,290    13,854    12,496
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-01-05) - SERIES II SHARES (units first credited
 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --        --        --    11.546     9.271    12.500        --
   Value at End of Year             --        --        --        --        --        --    12.069    11.546     9.271        --
   Vision No. of Units              --        --        --        --        --        --    72,903    88,597    63,168        --
   NY Vision No. of Units           --        --        --        --        --        --     3,936     5,103     4,825        --
STRATEGIC INCOME  OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 11-08-2010)
Contracts with no Optional Benefits
   Value at Start of Year       12.500        --        --        --        --        --        --        --        --        --
   Value at End of Year         18.179        --        --        --        --        --        --        --        --        --
   Vision No. of Units         373,346        --        --        --        --        --        --        --        --        --
   NY Vision No. of Units        7,413        --        --        --        --        --        --        --        --        --
STRATEGIC INCOME  OPPORTUNITIES TRUST (FORMERLY STRATEGIC INCOME TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year       15.985    12.853    14.323    13.798    13.505    13.461    12.500        --        --        --
   Value at End of Year         18.164    15.985    12.853    14.323    13.798    13.505    13.461        --        --        --
   Vision No. of Units          59,150    29,213    22,756    32,340    29,067    28,490    18,868        --        --        --
   NY Vision No. of Units          700       766        --        --        --        --        --        --        --        --
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-07) - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --    19.699    18.251    16.521    13.347    22.160    26.587
   Value at End of Year             --        --        --        --    21.734    19.699    18.251    16.521    13.347    22.160
   Vision No. of Units              --        --        --        --   590,077   723,177   994,683 1,251,548 1,622,810 2,177,749
   NY Vision No. of Units           --        --        --        --    15,145    20,496    30,188    33,632    36,617    56,480
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-07) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --    11.711    10.868     9.831     7.957    12.500        --
   Value at End of Year             --        --        --        --    12.893    11.711    10.868     9.831     7.957        --
   Vision No. of Units              --        --        --        --    22,044    27,471    49,131    31,815    20,925        --
   NY Vision No. of Units           --        --        --        --     1,476     5,326     5,580     5,626     4,354        --

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-06) - SERIES I SHARES
 (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --        --    11.139     9.599     7.578    10.582    12.500
   Value at End of Year             --        --        --        --        --    10.925    11.139     9.599     7.578    10.582
   Vision No. of Units              --        --        --        --        --    61,712   100,919    93,899   121,230   135,011
   NY Vision No. of Units           --        --        --        --        --     3,591     4,728     4,728     4,482     5,982
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-06) - SERIES II SHARES
 (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --        --    13.676    11.804     9.326    12.500        --
   Value at End of Year             --        --        --        --        --    13.382    13.676    11.804     9.326        --
   Vision No. of Units              --        --        --        --        --    55,784    60,859    39,615    17,378        --
   NY Vision No. of Units           --        --        --        --        --     5,304     5,983     6,227     3,444        --
TOTAL BOND MARKET TRUST A - SERIES II SHARES (units first credited 8-02-2010)
Contracts with no Optional Benefits
   Value at Start of Year       12.500        --        --        --        --        --        --        --        --        --
   Value at End of Year         14.306        --        --        --        --        --        --        --        --        --
   Vision No. of Units             111        --        --        --        --        --        --        --        --        --
TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
   Value at Start of Year       20.218    18.094    17.901    16.776    16.462    16.331    15.819    15.314    14.216    13.348
   Value at End of Year         21.407    20.218    18.094    17.901    16.776    16.462    16.331    15.819    15.314    14.216
   Vision No. of Units         688,404   788,242   781,401   760,354   845,052   972,495 1,165,555 1,795,491 2,544,928 1,834,033
   NY Vision No. of Units       68,712    95,300   111,330   121,703   136,348   177,878   199,361   240,864   263,166   230,671
TOTAL RETURN TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       17.288    15.512    15.378    14.586        --        --        --        --        --        --
   Value at End of Year         18.255    17.288    15.512    15.378        --        --        --        --        --        --
   Vision 2007 No. of Units    337,833   396,406   150,983    49,600        --        --        --        --        --        --
   NY Vision 2007 No. of Units     141       132        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       17.288    15.512    15.378    14.511    14.264    14.182    13.770    13.349    12.500        --
   Value at End of Year         18.372    17.288    15.512    15.378    14.511    14.264    14.182    13.770    13.349        --
   Vision No. of Units         553,678   488,641   505,682   582,546   658,441   824,605   969,110 1,359,474 1,105,916        --
   NY Vision No. of Units       12,472    15,960    19,388    32,816    41,149    50,257    49,665    61,467    57,040        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       17.026    15.307    15.206    14.441        --        --        --        --        --        --
   Value at End of Year         17.943    17.026    15.307    15.206        --        --        --        --        --        --
   Vision 2007 No. of Units     19,988    26,937    18,291     7,217        --        --        --        --        --        --
   NY Vision 2007 No. of Units     682       682        --        --        --        --        --        --        --        --
TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
   Value at Start of Year       10.114     7.979    12.917    12.487    11.010    10.590     9.635     7.504     9.692    11.124
   Value at End of Year         11.659    10.114     7.979    12.917    12.487    11.010    10.590     9.635     7.504     9.692
   Vision No. of Units          32,350    43,296    39,535    61,908    85,751    79,622   108,384   120,058   158,434   210,895
   NY Vision No. of Units          393       393       393       393       393     1,866     1,863     5,603     5,609       393
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year       13.040    10.315    16.723    16.195    14.305    13.795    12.568     9.805    12.500        --
   Value at End of Year         14.993    13.040    10.315    16.723    16.195    14.305    13.795    12.568     9.805        --
   Vision No. of Units          16,455    21,540    22,060    29,984    60,002    72,137   135,070   108,336    26,113        --
   NY Vision No. of Units           --        --       866     1,048     1,196     1,961     1,945     1,927     1,634        --
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-07-08) - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --    25.480    23.726    23.640    22.510    18.078    24.289    27.836
   Value at End of Year             --        --        --    25.379    25.480    23.726    23.640    22.510    18.078    24.289
   Vision No. of Units              --        --        -- 1,394,051 1,716,724 2,255,000 2,849,732 3,488,121 4,246,629 5,719,407
   NY Vision No. of Units           --        --        --    74,087   102,210   137,626   165,732   190,668   200,566   234,749

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --    13.331    12.434    12.412    11.844     9.525    12.500        --
   Value at End of Year             --        --        --    13.242    13.331    12.434    12.412    11.844     9.525        --
   Vision No. of Units              --        --        --   154,469   207,483   254,272   308,371   306,516   198,134        --
   NY Vision No. of Units           --        --        --    10,391    10,980    11,788    12,556    13,305    14,273        --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited
 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --    12.970    12.951    12.500        --        --        --        --
   Value at End of Year             --        --        --    13.219    12.970    12.951        --        --        --        --
   Vision No. of Units              --        --        --    32,480    45,699        --        --        --        --        --
   NY Vision No. of Units           --        --        --     3,669     8,312        --        --        --        --        --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES (units first credited
 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of Year           --        --        --    12.943    12.964    13.067    12.500        --        --        --
   Value at End of Year             --        --        --    13.175    12.943    12.964    13.067        --        --        --
   Vision No. of Units              --        --        --    24,049    26,625    50,349     5,656        --        --        --
   NY Vision No. of Units           --        --        --     1,276     2,317     2,366        --        --        --        --
U.S. GOVERNMENT SECURITIES TRUST (MERGED INTO SHORT TERM GOVERNMENT INCOME TRUST EFF 5-03-10) - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
   Value at Start of Year           --    15.905    16.401    16.166    15.744    15.756    15.570    15.559    14.647    13.914
   Value at End of Year             --    16.957    15.905    16.401    16.166    15.744    15.756    15.570    15.559    14.647
   Vision No. of Units              --   397,264   539,744   525,434   590,154   763,363   962,657 1,408,466 1,953,279 1,632,885
   NY Vision No. of Units           --    13,831    18,798    20,939    31,156    39,286    70,801    90,200   132,996    98,142
U.S. GOVERNMENT SECURITIES TRUST (MERGED INTO SHORT TERM GOVERNMENT INCOME TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year           --    13.210    13.661    13.645        --        --        --        --        --        --
   Value at End of Year             --    14.055    13.210    13.661        --        --        --        --        --        --
   Vision 2007 No. of Units         --   327,463   176,397    55,693        --        --        --        --        --        --
   NY Vision 2007 No. of Units      --     1,613     1,613        --        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year           --    13.376    13.826    13.658    13.326    13.353    13.219    13.228    12.500        --
   Value at End of Year             --    14.055    13.376    13.826    13.658    13.326    13.353    13.219    13.228        --
   Vision No. of Units              --   376,768   329,105   374,395   399,555   579,790   772,405   817,372   918,341        --
   NY Vision No. of Units           --     7,920     7,773    13,713    15,314    16,879    19,027    26,399    17,113        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year           --    13.036    13.508    13.510        --        --        --        --        --        --
   Value at End of Year             --    13.842    13.036    13.508        --        --        --        --        --        --
   Vision 2007 No. of Units         --    37,272    27,935    22,804        --        --        --        --        --        --
   NY Vision 2007 No. of Units      --        --     4,991        --        --        --        --        --        --        --
U.S. HIGH YIELD BOND TRUST (MERGED INTO HIGH YIELD TRUST EFF 11-08-10) - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of Year           --    10.859    13.984    13.846    12.859    12.500        --        --        --        --
   Value at End of Year             --    15.635    10.859    13.984    13.846    12.859        --        --        --        --
   Vision No. of Units              --    10,094     6,373     6,133     5,065       822        --        --        --        --
   NY Vision No. of Units           --     1,134        --        --       154       187        --        --        --        --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-01-09) - SERIES I SHARES
 (units first
 credited 5-01-1999)
Contracts with no Optional Benefits
   Value at Start of Year           --        --    14.592    14.886    13.676    13.139    12.211     9.057    12.308    12.841
   Value at End of Year             --        --     8.771    14.592    14.886    13.676    13.139    12.211     9.057    12.308
   Vision No. of Units              --        --   497,451   618,638   787,362   981,507 1,336,775 1,097,511 1,398,872 1,753,802
   NY Vision No. of Units           --        --    43,495    48,707    58,717    71,437    80,467    78,313    82,173   102,006
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-01-09) - SERIES II
 SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year           --        --    15.745    16.742        --        --        --        --        --        --
   Value at End of Year             --        --     9.442    15.745        --        --        --        --        --        --
   Vision 2007 No. of Units         --        --     4,190     4,769        --        --        --        --        --        --

Vision/NYVision Prior

                                YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
   Value at Start of Year           --        --    15.014    15.345    14.136    13.592    12.664     9.419    12.500        --
   Value at End of Year             --        --     9.008    15.014    15.345    14.136    13.592    12.664     9.419        --
   Vision No. of Units              --        --   131,848   160,834   191,020   230,810   275,089   259,758   182,353        --
   NY Vision No. of Units           --        --     8,183     9,392     9,682    12,263    13,512    16,553    16,204        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year           --        --    15.568    16.576        --        --        --        --        --        --
   Value at End of Year             --        --     9.317    15.568        --        --        --        --        --        --
   Vision 2007 No. of Units         --        --     3,452     2,663        --        --        --        --        --        --
ULTRA SHORT TERM BOND TRUST - SERIES II SHARES (units first credited 8-02-2010)
Contracts with no Optional Benefits
   Value at Start of Year       12.500        --        --        --        --        --        --        --        --        --
   Value at End of Year         12.405        --        --        --        --        --        --        --        --        --
   Vision No. of Units          25,958        --        --        --        --        --        --        --        --        --
UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year       17.255    13.113    21.730    17.341    13.457    11.710     9.199     6.952     9.244    12.500
   Value at End of Year         19.336    17.255    13.113    21.730    17.341    13.457    11.710     9.199     6.952     9.244
   Vision No. of Units          45,047    45,800    64,016    83,082    92,601   121,641   128,239    57,845    58,840    65,131
   NY Vision No. of Units        4,030     3,990     5,049     5,623     7,166     4,052     3,011     3,492     3,042     1,453
UTILITIES TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
   Value at Start of Year       24.516    18.674    30.990    24.790    19.271    16.808    13.223    10.013    12.500        --
   Value at End of Year         27.401    24.516    18.674    30.990    24.790    19.271    16.808    13.223    10.013        --
   Vision No. of Units          12,069    16,397    30,361    53,700    59,353    96,683    85,644    61,469    25,527        --
   NY Vision No. of Units          220     1,136     1,136       569       399       399        --        --       100        --
VALUE TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
   Value at Start of Year       23.025    16.580    28.509    26.785    22.495    20.317    17.934    13.139    17.304    17.012
   Value at End of Year         27.680    23.025    16.580    28.509    26.785    22.495    20.317    17.934    13.139    17.304
   Vision No. of Units         164,983   183,219   219,717   284,170   349,612   430,203   593,567   646,951   945,814 1,083,822
   NY Vision No. of Units        7,385     6,894     8,828     9,896    11,959    19,942    29,145    30,755    33,501    43,115
VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year       16.379    11.833    20.386    20.538        --        --        --        --        --        --
   Value at End of Year         19.639    16.379    11.833    20.386        --        --        --        --        --        --
   Vision 2007 No. of Units      6,292    14,150    11,460     7,635        --        --        --        --        --        --
   NY Vision 2007 No. of Units     186       291       291       515        --        --        --        --        --        --
Contracts with no Optional Benefits
   Value at Start of Year       16.379    12.021    20.700    19.486    16.399    14.838    13.114     9.619    12.500        --
   Value at End of Year         19.971    16.379    12.021    20.700    19.486    16.399    14.838    13.114     9.619        --
   Vision No. of Units          23,242    31,001    47,483    62,753    69,477   104,732   146,675   105,467    66,265        --
   NY Vision No. of Units        1,329     1,488       937       937     1,202     4,824     4,824     5,811     5,811        --
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year       16.130    11.676    20.158    20.335        --        --        --        --        --        --
   Value at End of Year         19.302    16.130    11.676    20.158        --        --        --        --        --        --
   Vision 2007 No. of Units      2,709     2,709     2,709     2,709        --        --        --        --        --        --
   NY Vision 2007 No. of Units     266       266        --        --        --        --        --        --        --        --

[JOHN HANCOCK LOGO]
the future is yours(R)

                 To obtain a Venture Vision(R) Variable Annuity
               Account Statement of Additional Information ("SAI")

                              Send this request to:

 FOR CONTRACTS ISSUED IN A STATE/JURISDICTION OTHER THAN THE STATE OF NEW YORK:
                              Venture Vision(R) SAI
                      John Hancock Annuities Service Center
                              Post Office Box 9505
                            Portsmouth, NH 03802-9505

                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:
                            Venture Vision(R) NY SAI
                      John Hancock Annuities Service Center
                              Post Office Box 9506
                            Portsmouth, NH 03802-9506

                                                           cut along dotted line
--------------------------------------------------------------------------------

Please send me a VENTURE VISION(R) VARIABLE ANNUITY Statement of Additional Information dated
May 2, 2011, for

          [ ]     Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

          [ ]     Contracts issued in the State of New York (Separate Account
          A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name ---------------------------------------------------------------------------

Address ------------------------------------------------------------------------

City ------------------------------------------ State ------- Zip --------------

Venture Vision(R) is a registered service mark of John Hancock Life Insurance
                                Company (U.S.A.)
  and is used under license by John Hancock Life Insurance Company of New York



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